Independence Life and
Annuity Company
(A Wholly-Owned Subsidiary of Sun Life
of Canada (U.S.) Holdings, Inc.)
Independent Auditors’ Report,
Statutory-Basis Financial Statements as of and for the
Years Ended December 31, 2020, and 2019 and
Supplemental Schedules as of and for the Year Ended
December 31, 2020

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors of
Independence Life and Annuity Company
One Sun Life Executive Park
Wellesley Hills, Massachusetts 02481

We have audited the accompanying statutory-basis financial statements of Independence Life and Annuity Company (the "Company"), which comprise the statutory-basis statements of admitted assets, liabilities, and capital stock and surplus as of December 31, 2020 and 2019, and the related statutory-basis statements of operations, changes in capital stock and surplus, and cash flows for the years then ended, and the related notes to the statutory-basis financial statements.

Management’s Responsibility for the Statutory-Basis Financial Statements

Management is responsible for the preparation and fair presentation of these statutory-basis financial statements in accordance with the accounting practices prescribed or permitted by the Delaware Department of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these statutory-basis financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statutory-basis financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the statutory-basis financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the statutory-basis financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the Company’s preparation and fair presentation of the statutory-basis financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the statutory-basis financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

As described in Note 1 to the statutory-basis financial statements, the statutory-basis financial statements are prepared by Independence Life and Annuity Company using the accounting practices prescribed or permitted by the Delaware Department of Insurance, which is a basis of accounting other than accounting principles generally accepted in the United States of America, to meet the requirements of the Delaware Department of Insurance.

The effects on the statutory-basis financial statements of the variances between the statutory-basis of accounting described in Note 1 to the statutory-basis financial statements and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America paragraph, the statutory-basis financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of Independence Life and Annuity Company as of December 31, 2020 and 2019, or the results of its operations or its cash flows for the years then ended.

Opinion on Statutory Basis of Accounting

In our opinion, the statutory-basis financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, and capital stock and surplus of Independence Life and Annuity Company as of December 31, 2020 and 2019, and the results of its operations and its cash flows for the years then ended, in accordance with the accounting practices prescribed or permitted by the Delaware Department of Insurance as described in Note 1 to the statutory-basis financial statements.

Emphasis-of-Matter

As discussed in Note 2 to the statutory-basis financial statements, the accompanying statutory-basis financial statements reflect significant balances and transactions with affiliates. The Company’s admitted assets, liabilities, and capital stock and surplus and the results of its operations and cash flows may have been different if these balances and transactions had been with unrelated parties. Our opinion is not modified with respect to this matter.

Report on Supplemental Schedules

Our 2020 audit was conducted for the purpose of forming an opinion on the 2020 statutory-basis financial statements as a whole. The supplemental schedule of selected financial data, the supplemental schedule of investment risks interrogatories, the supplemental summary investment schedule and the supplemental schedule of reinsurance contracts with risk-limiting features as of and for the year ended December 31, 2020 are presented for purposes of additional analysis and are not a required part of the 2020 statutory-basis financial statements. These schedules are the responsibility of the Company's management and were derived from and relate directly to the underlying accounting and other records used to prepare the statutory-basis financial statements. Such schedules have been subjected to the auditing procedures applied in our audit of the 2020 statutory-basis financial statements and certain additional procedures, including comparing and reconciling such schedules directly to the underlying accounting and other records used to prepare the statutory-basis financial statements or to the statutory-basis financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States of America. In our opinion, such schedules are fairly stated in all material respects in relation to the 2020 statutory-basis financial statements as a whole.

/s/ DELOITTE & TOUCHE LLP

Boston, Massachusetts
April 26, 2021

ADMITTED ASSETS	2020	2019
GENERAL ACCOUNT ASSETS:
Debt securities	$178,823,263	$172,091,394
Cash, cash equivalents and short-term investments	6,696,290	6,136,283
Contract loans	9,642,425	10,533,605
Other invested assets	2,181,531	2,183,298
Investment income due and accrued	1,317,520	1,391,644
Uncollected premiums and agents' balances	30,499	—
Amounts recoverable from reinsurers	79,694	12,525
Funds held by or deposited with reinsured companies	3,164,506,019	3,134,045,893
Other amounts receivable under reinsurance contracts	14,897,114	159,549,717
Net deferred tax asset	288,667	253,184
Receivable from parent and affiliates	—	244,048
Other assets	178,175	—
Total general account assets	3,378,641,197	3,486,441,591
SEPARATE ACCOUNT ASSETS	48,251,527	42,578,156
TOTAL ADMITTED ASSETS	$3,426,892,724	$3,529,019,747

LIABILITIES, CAPITAL STOCK AND SURPLUS
GENERAL ACCOUNT LIABILITIES:
Aggregate reserve for life contracts	$18,028,484	$18,365,519
Liability for deposit-type contracts	123,101	297,787
Contract claims	302,480	6,506
Other amounts payable on reinsurance	14,144,676	158,675,485
Interest maintenance reserve	6,043,852	2,926,537
Commissions to agents due or accrued	2,080	—
Commissions and expense allowances payable on reinsurance assumed	865,135	907,524
General expenses due or accrued	17,891	—
Current federal income taxes due or accrued	853,135	288,984
Asset valuation reserve	780,420	677,213
Payable to parent and affiliates	278,272	—
Funds held under coinsurance	3,164,506,019	3,134,045,893
Other liabilities	25,162	9,842
Total general account liabilities	3,205,970,707	3,316,201,290
SEPARATE ACCOUNT LIABILITIES	48,251,527	42,578,156
Total liabilities	3,254,222,234	3,358,779,446

CAPITAL STOCK AND SURPLUS:
Common capital stock, $1.00 par value - 2,500,500 shares
authorized; 2,500,350 shares issued and outstanding	2,500,350	2,500,350

Gross paid in and contributed surplus	377,719,680	377,719,680
Unassigned funds	(207,549,540)	(209,979,729)
Total surplus	170,170,140	167,739,951

Total capital stock and surplus	172,670,490	170,240,301

TOTAL LIABILITIES, CAPITAL STOCK AND SURPLUS	$3,426,892,724	$3,529,019,747

See notes to statutory-basis financial statements.

	2020	2019
INCOME:
Premiums and annuity considerations	$(44,162)	$(393,753)
Net investment income	6,108,958	6,297,483
Amortization of interest maintenance reserve	488,034	368,656
Commissions and expense allowances on reinsurance ceded	3,434,336	3,542,406
Fee income from Separate Accounts	1,076,493	1,041,287
Investment income on funds withheld	276,663,067	213,331,025
Other income	99,820	97,547

Total income	287,826,546	224,284,651

BENEFITS AND EXPENSES:
Death benefits	2,652,080	1,026,763
Disability benefits	256,554	—
Surrender benefits and withdrawals for life contracts	1,330,046	1,920,351
Interest and adjustments on contracts or deposit-type contract funds	43,041	21,716
Payments on supplementary contracts with life contingencies	31,222	31,222
Decrease in aggregate reserves for life contracts	(337,035)	(944,912)

Total benefits	3,975,908	2,055,140

Commissions on premiums	13,431	—
Commissions and expense allowances on reinsurance assumed	3,434,336	3,542,406
General insurance expenses	2,809,689	602,111
Insurance taxes, licenses and fees, excluding federal income taxes	366,201	185,246
Net transfers from Separate Accounts	(2,636,272)	(1,510,579)
Investment income on funds withheld ceded	276,663,067	213,331,025

Total benefits and expenses	284,626,360	218,205,349

Net gain from operations before federal income taxes and
net realized capital gains	3,200,186	6,079,302

Federal income tax expense, excluding tax on
capital gains	680,696	1,154,842

Net gain from operations after federal income taxes and
before net realized capital gains	2,519,490	4,924,460

Net realized capital losses less capital gains tax and
transfers to the interest maintenance reserve	(21,577)	(1,886)

NET INCOME	$2,497,913	$4,922,574

See notes to statutory-basis financial statements.

	2020	2019

CAPITAL STOCK AND SURPLUS, BEGINNING OF YEAR	$170,240,301	$165,396,064

Net income	2,497,913	4,922,574

Change in net unrealized capital gains, less capital gains tax	—	(180,000,000)

Change in net deferred income tax	137,785	(39,126)

Change in non-admitted assets	(102,302)	39,489

Change in asset valuation reserve	(103,207)	(78,700)

Change in paid in surplus	—	180,000,000

CAPITAL STOCK AND SURPLUS, END OF YEAR	$172,670,490	$170,240,301

See notes to statutory-basis financial statements.

	2020	2019
CASH FROM OPERATIONS:
Premiums collected net of reinsurance	$(74,661)	$(393,753)
Net investment income	5,848,192	5,767,794
Miscellaneous income	307,935,760	214,610,657
Total receipts	313,709,291	219,984,698

Benefits and loss related payments	2,903,611	1,792,808
Net transfers from Separate Accounts	(2,636,272)	(1,510,579)
Commissions and other expenses paid	310,027,567	214,266,058
Federal income taxes paid	1,096,506	1,177,519
Total payments	311,391,412	215,725,806
Net cash from operations	2,317,879	4,258,892

CASH FROM INVESTMENTS:
Proceeds from investments sold, matured or repaid	46,814,608	12,167,952
Cost of investments acquired	(49,130,152)	(200,544,385)
Net decrease (increase) in contract loans	203,141	(158,310)
Net cash used in investments	(2,112,403)	(188,534,743)

CASH FROM FINANCING AND MISCELLANEOUS SOURCES:
Capital and paid in surplus, less treasury stock	—	180,000,000
Net deposits on deposit-type contracts	(183,130)	(145,741)
Net payments from related parties	522,220	—
Other cash provided (used)	15,441	(306,879)
Net cash provided by financing and miscellaneous sources	354,531	179,547,380

Net change in cash, cash equivalents and short-term investments	560,007	(4,728,471)

CASH, CASH EQUIVALENTS
Beginning of year	6,136,283	10,864,754

End of year	$6,696,290	$6,136,283

SUPPLEMENTAL SCHEDULE OF NON-CASH INVESTING ACTIVITIES
During the years ended December 31, 2020 and 2019, the Company recorded the following non-cash activity:

	2020	2019

Taxable and non-taxable bond exchanges	$2,000,000	$4,522,018
Accumulated policy value used to pay down contract loans	688,039	917,104
Non-cash transaction from deposit type contracts	8,444	374,630
Impairment of subsidiary valued under SSAP 97	—	180,000,000

See notes to statutory-basis financial statements.

1.   DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

GENERAL

The Independence Life and Annuity Company (the “Company”) is a direct wholly-owned subsidiary of Sun Life of Canada (U.S.) Holdings, Inc. (“Life Holdco”) and manages a block of variable life insurance and fixed annuity policies. The Company began to issue Stop Loss insurance policies during 2020. The Company is an indirect wholly-owned subsidiary of Sun Life Assurance Company of Canada - U.S. Operations Holdings, Inc. (“SLC - U.S. Ops Holdings”) and is an indirect wholly-owned subsidiary of Sun Life Financial Inc. (“SLF”), a reporting company under the Securities Exchange Act of 1934. SLF and its subsidiaries are collectively referred to herein as “Sun Life Financial.”

BASIS OF PRESENTATION

The accompanying statutory-basis financial statements of the Company are presented on the basis of accounting principles prescribed or permitted by the Delaware Department of Insurance (the “Department”). The Department recognizes only statutory accounting principles prescribed or permitted by the State of Delaware for determining and reporting the financial condition and results of operations of an insurance company and for determining its solvency under the Delaware insurance laws. The National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”) has been adopted as a component of prescribed or permitted principles by the State of Delaware.

As of December 31, 2020 and 2019, the Commissioner of the Department has not permitted the Company to use any accounting practices that would cause the Company's earnings or financial position to deviate materially from NAIC SAP.

Accounting principles and procedures of the NAIC as prescribed or permitted by the Department comprise a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America (“GAAP”). The more significant differences between NAIC SAP and GAAP that affect the Company are as follows:

•
NAIC SAP do not recognize, as assets, deferred policy acquisition costs and statutory non-admitted assets, such as prepaid expenses and receivables aged greater than 90 days. These assets are recognized under GAAP.

•
Under NAIC SAP, contracts that have any mortality and morbidity risk, regardless of significance, and contracts with life contingent annuity purchase rate guarantees are classified as insurance contracts, whereas under GAAP, contracts that do not subject the Company to significant risks arising from policyholder mortality or morbidity would be accounted for in a manner consistent with the accounting for interest bearing or other financial instruments.

•	Actuarial assumptions and reserving methods differ under NAIC SAP and GAAP.
•	Under NAIC SAP, an asset valuation reserve (“AVR”) and interest maintenance reserve (“IMR”) are established, but are not under GAAP.
•	Under NAIC SAP, there are certain limitations on net deferred tax assets.

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

BASIS OF PRESENTATION (CONTINUED)

•
Under NAIC SAP, fixed maturity securities are generally carried at amortized cost. Under GAAP, investments in fixed maturity securities classified as available-for-sale or trading are carried at aggregate fair value. Changes in unrealized gains and losses for securities classified as available-for-sale are reported net of taxes in a separate component of stockholder’s equity. Changes in unrealized gains and losses on trading securities are recorded in net investment income.

•
Under NAIC SAP, investments in wholly owned subsidiaries are accounted for as common stocks using the equity pick-up method of accounting.  Under GAAP, these subsidiaries would be consolidated into the parent company’s financial statements.

•	The statutory-basis Statements of Cash Flows include the change in cash, cash equivalents and short-term investments whereas under GAAP only the change in cash and cash equivalents is included.
•
Under NAIC SAP, contracts that contain an embedded derivative are not bifurcated between components and are accounted for consistent with the host contract, whereas under GAAP the embedded derivative would be bifurcated from the host contract and accounted for separately unless the entire hybrid instrument is carried at fair value with changes in fair value reflected in GAAP earnings.

•
Under NAIC SAP, certain reinsurance transactions are accounted for using deposit accounting and assets and liabilities are reported net of reinsurance, whereas under GAAP, these transactions qualify for reinsurance accounting and assets and liabilities are reported gross of reinsurance.

•
GAAP requires that for certain reinsurance arrangements whereby assets are retained by the ceding insurer (such as funds withheld or modified coinsurance) and a return is paid based on the performance of underlying investments, that the liabilities for these reinsurance arrangements must be adjusted to reflect the fair value of the invested assets; NAIC SAP do not contain a similar requirement.

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles prescribed or permitted by the Department requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. It also requires disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could materially differ from those estimates. The most significant estimates are those used in determining the fair value of financial instruments, aggregate reserves for life policies and contracts, contract claims incurred but not reported, deferred income taxes, provision for income taxes and other-than-temporary impairment (“OTTI”) of investments.

FINANCIAL INSTRUMENTS

In the normal course of business, the Company enters into transactions involving various types of financial instruments, including cash equivalents, short-term investments and debt securities. These instruments involve credit risk and also may be subject to risk of loss due to interest rate fluctuation. The Company evaluates and monitors each financial instrument individually and, when appropriate, obtains collateral or other security to minimize losses.

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Company in preparing the accompanying statutory-basis financial statements:

CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS

The Company’s cash and cash equivalents primarily include cash on hand, commercial paper and money market investments which have an original term to maturity of three months or less. Short-term investments include debt instruments with a term to maturity exceeding three months, but less than one year on the date of acquisition. Cash equivalents and short-term investments are held at amortized cost, which approximates fair value.

INVESTED ASSETS

Debt Securities

Investments in debt securities including bonds, mortgage-backed securities (“MBS”) and asset-backed securities (“ABS”) are carried at amortized cost using the scientific method, except for those securities where the NAIC designation is 6 and the fair value is less than amortized cost, in which case they are carried at fair value. Adjustments to the value of MBS and ABS securities based on changes in cash flows, including those related to changes in prepayment assumptions, are made retrospectively. The designations for residential and commercial mortgage-backed securities (“RMBS” and “CMBS”, respectively) were determined by comparing the insurer’s carrying value divided by remaining par value to price ranges provided by the third-party vendors corresponding to each NAIC designation. Comparisons were initially made to the model based on amortized cost. Where the resulting designation was a NAIC 6, further comparison based on fair value was required which, in some cases, resulted in a higher final NAIC designation. There was no impact to surplus due to RMBS and CMBS securities placed under regulatory review.

Interest income on bonds, MBS, and ABS is recognized when earned based upon estimated principal repayments, if applicable. For debt securities subject to prepayment risk, yields are recalculated and asset balances adjusted periodically so that expected return on future cash flows matches the expected return over the life of the investment from acquisition. If the collection of all contractual cash flows is not probable, an OTTI may be indicated. The process of analyzing securities for OTTI adjustment is further described in Note 3.

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INVESTED ASSETS (CONTINUED)

Investments in Subsidiaries

The Company accounts for its investments in subsidiaries in accordance with the Statement of Standard Accountancy Practice ("SSAP") No. 97, Investments in Subsidiary, Controlled and Affiliated Entities, A Replacement of SSAP No. 88. Investments in subsidiaries are carried at values based on the underlying statutory equity of the investee. However, at December 31, 2020 and 2019, the equity method did not apply to the investment in Sun Life Financial (U.S.) Reinsurance Company II (“SLDE”) as the investment was valued at zero based on the operating losses incurred. Application of the equity method will be discontinued until such a time that SLDE generates positive earnings in excess of cumulative losses. The Company's current period share of SLDE net income is $52,294,391, accumulated share of SLDE net loss is $1,538,449,732, and the share of SLDE equity, including negative equity, is $651,343,595.

Contract Loans

Contract loans are carried at the amount of outstanding principal balance. Contract loans are collateralized by the related insurance policy and do not exceed the net cash surrender value of such policy.

Other Invested Assets

Other invested assets include a surplus note. The fair values of surplus notes are estimated using models which take into account credit spreads for a variety of public and private securities of similar credit risk, maturity, prepayment and liquidity characteristics or are priced using market prices or broker quotes.

ASSET VALUATION RESERVE AND INTEREST MAINTENANCE RESERVE

The AVR is established as a liability based upon a formula prescribed by the NAIC to offset potential credit-related investment losses on all invested assets, with changes in the AVR charged or credited directly to surplus. The IMR is established as a liability to capture realized gains and losses, net of income tax, on the sale of fixed income investments, principally bonds, resulting from changes in the general level of interest rates, and is amortized into income over the remaining years to expected maturity of the assets sold.

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

POLICY AND CONTRACT RESERVES

The reserves for life insurance contracts are computed in accordance with presently accepted actuarial standards, and are based on actuarial assumptions and methods (including use of published mortality tables and prescribed interest rates) which produce reserves at least as great as those required by law and contract provisions.

Accident and health benefit reserves are developed by actuarial methods and are determined based on either published tables using specified statutory interest rates, mortality or morbidity assumptions, or Company experience and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the amounts required by law.

Liabilities for unpaid claims consist of the estimated amount payable for claims reported but not yet settled and an estimate of claims incurred but not reported. The amounts reported are based upon historical experience, adjusted for trends and current circumstances. Revisions to these estimates are included in operations in the year such adjustments are determined to be required.

INCOME TAXES

The Company accounts for current and deferred income taxes and recognizes reserves for income tax contingencies in accordance with SSAP No. 101, Income Taxes, A Replacement of SSAP No. 10R and SSAP No. 10 (“SSAP No. 101”). Under the applicable asset and liability method for recording deferred income taxes, deferred taxes are recognized when assets and liabilities have different values for financial statement and tax reporting purposes, using enacted tax rates in effect for the year in which the differences are expected to reverse.

The effect of a change in tax rates on deferred tax assets and liabilities is recognized in surplus in the period that includes the enactment date. Valuation allowances on deferred tax assets are estimated based on the Company’s assessment of the realizability of such amounts.

INCOME AND EXPENSES

For Variable Life, ceded and assumed life premiums are calculated based on the net amount at risk. Annuity considerations are recognized as revenue when received. Health premiums are earned ratably over the terms of the related insurance policies. Expenses are charged to operations as incurred. For Universal Life, income and expenses are assumed from Sun Life Assurance Company of Canada ("SLOC") and ceded down to SLDE.

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

SEPARATE ACCOUNTS

The Company has established unitized separate accounts applicable to various classes of contracts providing for variable benefits (the “variable separate accounts”). Contracts for which funds are invested in the variable separate accounts are individual variable life insurance contracts.

Net investment income, capital gains and losses, and changes in mutual fund asset values on the variable separate accounts are allocated to policyholders and therefore do not affect the operating results of the Company. Assets held in the variable separate accounts are carried at fair value. The investment risk of such securities is retained by the contract holder. The Company earns separate account fees for providing administrative services and bearing the mortality risks related to contracts for which funds are invested in variable separate accounts.

The activity of the separate accounts is not reflected in the Company’s financial statements except for the following:

•	The fees that the Company receives, which are assessed periodically and recognized as revenue when assessed.
•	The activity related to the guaranteed minimum death benefit (“GMDB”) which is reflected in the Company’s financial statements.
•	Premiums and withdrawals with offsetting transfers to/from the separate accounts are reflected in the Statements of Operations.
•
The dividends-received-deduction (“DRD”), which is included in the computation of the Company’s income tax expense, is calculated based upon the variable separate accounts’ assets held in connection with variable contracts.

2.    RELATED PARTY TRANSACTIONS

The Company has significant transactions with affiliates. Management believes intercompany revenues and expenses are calculated on a reasonable basis; however, these amounts may not necessarily be indicative of costs that would be incurred if the Company operated on a stand-alone basis and these transactions were with unrelated parties. Below is a summary of the significant transactions with affiliates.

The Company received a capital contribution in the amount of $180,000,000 from its sole shareholder, SLC - U.S. Ops Holdings, on December 23, 2019. On the same day, the Company contributed $180,000,000 to its direct subsidiary, SLDE. There was no financial impact to the Company as a result of these transactions.

The Company did not receive any cash dividends as of December 31, 2020 and 2019.

2.  RELATED PARTY TRANSACTIONS (CONTINUED)

Reinsurance Agreements

The Company has a reinsurance agreement with SLOC, under which SLOC ceded to the Company 100% of the risks associated with certain universal life policies issued by SLOC’s United States Branch between January 1, 2000 and February 28, 2006 on a 100% funds withheld coinsurance basis. The Company has a retrocession agreement with SLDE, a wholly-owned subsidiary of the Company, under which the Company retroceded 100% of the liabilities assumed pursuant to the reinsurance agreement with SLOC. See additional disclosure in Note 4.

Under the terms of the reinsurance and retrocession agreements, the Company maintains a funds withheld receivable from SLOC and a retrocession funds withheld payable to SLDE in an amount equal to the funds withheld coinsurance reserve. The retrocession funds withheld account balance is adjusted to equal the receivable from SLOC as the funds withheld account is increased or decreased. These transactions do not result in a net impact to the surplus of the Company. See additional disclosures in Note 4.

Administrative Services Agreements and Other

The Company has an administrative services agreement with its affiliate, SLOC, under which SLOC provides general administrative services. The services provided include personnel, facilities, actuarial, legal and other administrative services on a cost reimbursement basis.

The Company is party to an investment advisory agreement with its affiliate, Sun Life Capital Management (U.S.) LLC ("SLCMUS"), formerly Sun Life Institutional Investments (U.S.) LLC, under which SLCMUS acts as investment manager for certain of the Company’s portfolios.

In 2019, the Company entered into a risk management agreement with Disability Reinsurance Management Services, Inc., under which Disability Reinsurance Management Services, Inc. provides the Company with reinsurance intermediary broker services with regards to ceding Stop Loss business and provides accounting and actuarial services on the Company's behalf.

The Company had $278,272 and $0 due to related parties at December 31, 2020 and 2019, respectively, under the terms of various management and service contracts which provide for cash settlements on a quarterly or more frequent basis. The Company had $0 and $244,048 due from related parties under such agreements at December 31, 2020 and 2019, respectively.

3.	INVESTMENTS

Debt Securities

The statement value and fair value of the Company’s debt securities were as follows:
	December 31, 2020
		Gross	Gross
	Statement	Unrealized	Unrealized	Estimated
	Value	Gains	Losses	Fair Value

US Treasury & Agency	$24,349,891	$2,064,911	$(117,859)	$26,296,943
Residential Mortgage Backed Securities	23,251,498	1,679,918	—	24,931,416
Commercial Mortgage Backed Securities	26,436,128	2,175,977	—	28,612,105
Corporate	79,081,041	8,796,179	—	87,877,220
Asset Backed Securities	25,704,705	718,707	—	26,423,412
Grand Total	$178,823,263	$15,435,692	$(117,859)	$194,141,096

	December 31, 2019
		Gross	Gross
	Statement	Unrealized	Unrealized	Estimated
	Value	Gains	Losses	Fair Value

US Treasury & Agency	$37,783,869	$2,171,176	$(85,995)	$39,869,050
Residential Mortgage Backed Securities	27,853,310	522,841	—	28,376,151
Commercial Mortgage Backed Securities	26,022,129	908,401	(24,093)	26,906,437
Corporate	64,609,063	4,427,443	(11,214)	69,025,292
Asset Backed Securities	15,823,023	375,872	(112,829)	16,086,066
Grand Total	$172,091,394	$8,405,733	$(234,131)	$180,262,996

The statement value and estimated fair value by maturity date for debt securities, other than ABS and MBS are shown below. Actual maturities may differ from contractual maturities on ABS and MBS because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties; accordingly, the contractual maturities for those securities are not shown.
	December 31, 2020		December 31, 2019
	Statement	Estimated	Statement	Estimated
	Value	Fair Value	Value	Fair Value
Due in one year or less	$6,508,174	$6,567,700	$6,501,695	$6,489,570
Due after one year through five years	36,288,988	39,332,089	39,878,211	40,997,263
Due after five years through ten years	32,049,860	34,376,563	23,563,833	24,874,163
Due after ten years	28,583,910	33,897,811	32,449,193	36,533,346
Total before asset and mortgage-backed securities	103,430,932	114,174,163	102,392,932	108,894,342
Asset and mortgage-backed securities	75,392,331	79,966,933	69,698,462	71,368,654
Total debt securities	$178,823,263	$194,141,096	$172,091,394	$180,262,996

3.	INVESTMENTS (CONTINUED)

Proceeds from sales and maturities of investments in debt securities during the years ended December 31, 2020 and 2019 were $46,803,679 and $12,167,338 respectively; gross realized gains were $4,556,668 and $158,945 and gross realized losses were $3,866 and $69,595 respectively.

Debt securities included above with a statement value of approximately $2,456,538 and $2,483,082 as of  December 31, 2020 and 2019, respectively, were on deposit with governmental authorities as required by law. Debt securities on deposit with governmental authorities represented 0.1% of total admitted assets as of December 31, 2020 and 2019, respectively.

Investment grade debt securities, which are those rated by the NAIC as either 1 or 2, were 100% of the Company’s total debt securities based on statement value, as of December 31, 2020 and 2019. Exposure to any single issuer is less than 10% of net admitted assets.

The Company recognizes and measures OTTI for structured securities in accordance with SSAP No. 43R, Loan-Backed and Structured Securities (“SSAP No. 43R”). In accordance with SSAP No. 43R, if the fair value of a structured security is less than its amortized cost basis at the balance sheet date, the Company assesses whether the impairment is an OTTI. If the Company intends to sell the structured security, or it is more likely than not that it will be required to sell the security before recovery of its amortized cost basis, an OTTI is considered to have occurred. When an OTTI has occurred, the amount of OTTI recognized in earnings is the difference between the amortized cost basis of the security and the present value of its expected future cash flows discounted at the effective interest rate implicit in the security.

If the Company does not intend to sell the structured security, or it is not more likely than not that it will be required to sell the security before recovery of its amortized cost basis, the Company performs cash flow based testing to determine if the present value of its expected future cash flows discounted at the effective interest rate implicit in the security is less than its amortized cost basis. Estimating future cash flows is a quantitative and qualitative process that incorporates information received from third parties, along with assumptions and judgments about the future performance of the underlying collateral. Losses incurred on the respective portfolios are based on loss models using assumptions about key systematic risks, such as unemployment rates and housing prices, and loan specific information such as delinquency rates and loan-to-value ratios.

If the fair value of a debt security, other than those subject to SSAP No. 43R, is less than its amortized cost basis at the balance sheet date, the Company assesses whether the impairment is an OTTI. When an OTTI has occurred, the amount of OTTI recognized in earnings is the difference between the amortized cost basis of the security and its fair value.

If the Company intends to sell the debt security, or it is more likely than not that it will be required to sell the security before recovery of its amortized cost basis, an OTTI is considered to have occurred. If the Company does not intend to sell the debt security, or it is not more likely than not that it will be required to sell the security before recovery of its amortized cost basis, the Company employs a portfolio monitoring process to identify securities that are OTTI.

3.	INVESTMENTS (CONTINUED)

The Company has a Credit Committee comprised of investment and finance professionals which meets at least quarterly to review individual issues or issuers that may be of concern. In determining whether a security is OTTI, the Credit Committee considers the factors described below. The process involves a quarterly screening of all securities where fair value is less than the amortized cost basis. Discrete credit events, such as a designation downgrade, are also used to identify securities that may be OTTI. The securities identified are then evaluated based on issuer-specific facts and circumstances, such as the issuer’s ability to meet current and future interest and principal payments, an evaluation of the issuer’s financial position and its near term recovery prospects, difficulties being experienced by an issuer’s parent or affiliate, and management’s assessment of the outlook for the issuer’s sector. In making these evaluations, the Credit Committee exercises considerable judgment. Based on this evaluation, issues or issuers are considered for inclusion on one of the Company’s following credit lists:

“Monitor List”- Management has concluded that the Company’s amortized cost will be recovered through timely collection of all contractually specified cash flows, but that changes in issuer-specific facts and circumstances require monitoring on a quarterly basis. No OTTI charge is recorded in the Company’s Statements of Operations for unrealized losses on securities related to these issuers.

“Watch List”- Management has concluded that the Company’s amortized cost will be recovered through timely collection of all contractually specified cash flows, but that changes in issuer-specific facts and circumstances require continued monitoring during the quarter. A security is moved from the Monitor List to the Watch List when changes in issuer-specific facts and circumstances increase the possibility that a security may become impaired within the next 24 months. No OTTI charge is recorded in the Company’s Statements of Operations for unrealized losses on securities related to these issuers.

“Impaired List”- Management has concluded that the Company has the intent to sell the security, it is more likely than not that the Company will be required to sell the security before recovery of its amortized cost basis, or the amortized cost basis of the security is not expected to be recovered due to expected delays or shortfalls in the contractually specified cash flows. For these investments, the amount of OTTI recognized in the Company’s Statements of Operations is the difference between the amortized cost basis of the security and its fair value or discounted cash flows.

Should it be determined that a security is other than temporarily impaired, the Company must record a loss through an appropriate adjustment in carrying value. The Company did not incur write-downs of debt securities for the years ended December 31, 2020 and 2019, respectively. No OTTI was related to sub-prime and Alternative-A ("Alt-A") loans.

      There was no OTTI recorded on debt securities pursuant to SSAP No. 43R held as of  December 31, 2020 and
      2019.

3.	INVESTMENTS (CONTINUED)

There are inherent risks and uncertainties in management’s evaluation of securities for OTTI. These risks and uncertainties include factors both external and internal to the Company, such as general economic conditions, an issuer’s financial condition or near-term recovery prospects, market interest rates, unforeseen events which affect one or more issuers or industry sectors, and portfolio management parameters, including asset mix, interest rate risk, portfolio diversification, duration matching, and greater than expected liquidity needs. All of these factors could impact management’s evaluation of securities for OTTI.

The gross unrealized losses and estimated fair value of investments, which have been deemed temporarily impaired, aggregated by investment category, number of securities and length of time that securities have been in an unrealized loss position at December 31, 2020 are as follows:

	Less than 12 months			12 months or more			Total
			Gross			Gross			Gross
		Fair	Unrealized		Fair	Unrealized		Fair	Unrealized
	#	Value	Losses	#	Value	Losses	#	Value	Losses

US Treasury and Agency	2	$11,738,112	$(117,859)	—	$—	$—	2	$11,738,112	$(117,859)
Grand Total	2	$11,738,112	$(117,859)	—	$—	$—	2	$11,738,112	$(117,859)

The gross unrealized losses and estimated fair value of investments, which have been deemed temporarily impaired, aggregated by investment category, number of securities and length of time that securities have been in an unrealized loss position at December 31, 2019 are as follows:
	Less than 12 months			12 months or more			Total
			Gross			Gross			Gross
		Fair	Unrealized		Fair	Unrealized		Fair	Unrealized
	#	Value	Losses	#	Value	Losses	#	Value	Losses

US Treasury and Agency	1	$150,141	$(49)	2	$11,440,720	$(85,946)	3	$11,590,861	$(85,995)
CMBS	1	3,180,107	(24,093)	0	—	—	1	3,180,107	(24,093)
Corporate	0	—	—	1	1,984,020	(11,214)	1	1,984,020	(11,214)
Asset Backed Securities	1	3,281,160	(112,829)	—	—	—	1	3,281,160	(112,829)
Grand Total	3	$6,611,408	$(136,971)	3	$13,424,740	$(97,160)	6	$20,036,148	$(234,131)

3.	INVESTMENTS (CONTINUED)

Investment Gains and Losses

Realized capital gains and losses on debt securities, which relate to changes in levels of interest rates, are charged or credited to the IMR, net of tax, and amortized into income over the remaining contractual life of the security sold. Realized gains and losses from the remaining investments are reported, net of tax, on the Statements of Operations, but are not included in the computation of net gain from operations. Realized capital gains and losses, including OTTI, for the years ended  December 31, 2020 and 2019 are shown below.
	Years Ended December 31,
	2020	2019
Realized gains:
Debt securities	$4,552,802	$89,350
Cash, cash equivalents and short-term investments	10,931	613
Gross realized gains	4,563,733	89,963
Capital gains tax expense	979,961	20,778
Net realized gains	3,583,772	69,185
Transferred to IMR	3,605,349	71,071
Total	$(21,577)	$(1,886)

Changes in unrealized gains and losses from investments carried at fair value are reported as a component of capital and surplus net of deferred income taxes. The change in net unrealized capital gains during the years ended December 31, 2020 and 2019 was $0 and $180,000,000, respectively, and was associated with the change in the value of the Company’s investment in its wholly-owned subsidiary, SLDE.

There was no deferred tax expense netted in unrealized capital gains during the years ended 2020 and 2019.

Net Investment Income

Net investment income consisted of:
	Years Ended December 31,
	2020	2019
Debt securities	$5,672,612	$5,642,621
Contract loans	475,337	519,492
Cash, cash equivalents and short-term investments	30,283	157,083
Other invested assets	87,904	87,975
Gross investment income	6,266,136	6,407,171

Investment expense	157,178	109,688
Net investment income	$6,108,958	$6,297,483

The Company’s policy is to exclude all investment income due and accrued with amounts that are over 90 days past due or where the collection of income is uncertain. The Company did not exclude any investment income due and accrued from surplus for the years ended December 31, 2020 and 2019.
4.	REINSURANCE

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet the obligations assumed under the reinsurance agreement. To minimize its exposure to significant losses from reinsurer insolvencies, the Company regularly evaluates the financial condition of its reinsurers and monitors concentrations of credit risk. Management believes that any liability arising from this contingency is unlikely.

See Note 2 for disclosure regarding the reinsurance and retrocession agreements with related parties.

The effects of reinsurance for the years ended December 31, 2020 and 2019, were as follows:
	Years Ended December 31,
	2020	2019
Premiums and annuity considerations:
Direct	689,588	—
Assumed - Affiliated	$(28,482,642)	$(15,104,818)
Ceded - Non-Affiliated	(733,750)	(393,753)
Ceded - Affiliated	28,482,642	15,104,818
Net premiums and annuity considerations	$(44,162)	$(393,753)

Insurance and other individual policy benefits, claims and expenses:
Direct	$3,608,106	$1,159,456
Assumed - Affiliated	130,159,818	135,474,021
Ceded - Non-Affiliated	(668,250)	(101,471)
Ceded - Affiliated	(130,159,818)	(135,474,021)
Net policy benefits and claims	$2,939,856	$1,057,985

The following schedule reflects related party reinsurance information recorded in the Statements of Operations for the years ended December 31, 2020 and 2019.
	December 31, 2020
	Assumed	Ceded
Premiums and annuity considerations	$(28,482,642)	$28,482,642
Commission and expense allowance	3,434,336	(3,434,336)
Policy benefits and changes in reserves	103,306,204	(103,306,204)

	December 31, 2019
	Assumed	Ceded
Premiums and annuity considerations	$(15,104,818)	$15,104,818
Commission and expense allowance	3,542,406	(3,542,406)
Policy benefits and changes in reserves	139,705,372	(139,705,372)

4.	REINSURANCE (CONTINUED)

Due to the nature of the Company’s operations, the balances reported on the Statements of Operations for the years ended December 31, 2020 and 2019 represent the effects of non-affiliated ceded reinsurance for the following: Premium and annuity considerations, Death benefits and Change in aggregate reserves for life contracts, Investment income on funds withheld, Surrender benefits and withdrawals for life contracts, as well as Commission and expense allowances as related to the affiliated reinsurance, assumed and ceded.

5.	RESERVES FOR LIFE CONTRACTS AND DEPOSIT TYPE CONTRACTS

Policy and contract reserves are computed and developed as described in Note 1.

The Company does not have in force any recurring premium life insurance business. Surrender values are not promised in excess of reserves as legally computed. The Company did not have any substandard policies as of December 31, 2020 and 2019.

As of December 31, 2020 and 2019, the Company had $3,205,191,576 and $3,303,656,061, respectively, of insurance in force for which gross premiums were less than the net premiums according to the standard of valuation required by the State of Delaware. This amount is the direct amount of insurance in force of $8,231,707,374 and $8,487,221,584, respectively on the applicable policies as reported by the direct writer, SLOC, reduced by the amount ceded by SLOC for its yearly renewable term reinsurance agreements with other companies. Deficiency reserves held by the Company to cover the above insurance totaled $433,468,233 and $445,060,690 as of December 31, 2020 and 2019, respectively. All of this insurance is assumed and then ceded 100% to an affiliate.

The Tabular Interest, Tabular Less Actual Reserves Released, and the Tabular Cost have all been determined by formula, as described in the NAIC instructions. For the determination of Tabular Interest on funds not involving life contingencies for each valuation rate of interest, the tabular interest is calculated as one hundredth of the product of such valuation rate of interest times the mean of the amount of funds subject to such valuation rate of interest held at the beginning and end of the year of valuation.

Other than the normal update of reserves, there were no significant reserve changes during the years ended December 31, 2020 and 2019.

6.	WITHDRAWAL CHARACTERISTICS OF ANNUITY RESERVES AND DEPOSIT LIABILITIES AND LIFE RESERVES

The withdrawal characteristics of annuity actuarial reserves and deposit-type contract funds and other liabilities without life or disability contingencies are as follows for the statement year:
	December 31, 2020
INDIVIDUAL ANNUITIES	General Account	% of Total
Subject to discretionary withdrawal:
With fair value adjustment	$—	0%
At book value less current surrender charge
of 5% or more	—	0%
At fair value	—	0%
Total with adjustment or at fair value	—	0%
At book value without adjustment
(minimal or no charge or adjustment)	—	0%
Not subject to discretionary withdrawal	237,507	100%
Total (Gross: Direct & Assumed)	237,507	100%
Reinsurance ceded	—
Total, net	$237,507

December 31, 2020
DEPOSIT-TYPE CONTRACTS	General Account	% of Total
Subject to discretionary withdrawal:
With fair value adjustment	$—	—%
At book value less current surrender charge
of 5% or more	—	—%
At fair value	—	—%
Total with adjustment or at fair value	—	—%
At book value without adjustment
(minimal or no charge or adjustment)	—	—%
Not subject to discretionary withdrawal	123,101	100%
Total (Gross: Direct & Assumed)	123,101	100%
Reinsurance ceded	—
Total, net	$123,101

6.	WITHDRAWAL CHARACTERISTICS OF ANNUITY RESERVES AND DEPOSIT LIABILITIES AND LIFE RESERVES (CONTINUED)

The withdrawal characteristics of annuity actuarial reserves and deposit-type contract funds and other liabilities without life or disability contingencies for December 31, 2019 are as follows:

December 31, 2019
INDIVIDUAL ANNUITIES	General Account	% of Total
Subject to discretionary withdrawal:
With fair value adjustment	—	—%
At book value less current surrender charge
of 5% or more	—	—%
At fair value	—	—%
Total with adjustment or at fair value	—	—%
At book value without adjustment
(minimal or no charge or adjustment)	—	—%
Not subject to discretionary withdrawal	246,075	100%
Total (Gross: Direct & Assumed)	246,075	100%
Reinsurance ceded	—
Total, net	246,075

December 31, 2019
DEPOSIT-TYPE CONTRACTS	General Account	% of Total
Subject to discretionary withdrawal:
With fair value adjustment	$—	—%
At book value less current surrender charge
of 5% or more	—	—%
At fair value	—	—%
Total with adjustment or at fair value	—	—%
At book value without adjustment
(minimal or no charge or adjustment)	—	—%
Not subject to discretionary withdrawal	297,787	100%
Total (Gross: Direct & Assumed)	297,787	100%
Reinsurance ceded	—
Total, net	$297,787

6.	WITHDRAWAL CHARACTERISTICS OF ANNUITY RESERVES AND DEPOSIT LIABILITIES AND LIFE RESERVES (CONTINUED)

The withdrawal characteristics of life actuarial reserves as of December 31, 2020 are as follows:
	General Account			Separate Account - Guaranteed and Nonguaranteed
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
Subject to Discretionary Withdrawal:
Term Policies with Cash Value	$—	$—	$—	$—	$—	$—
Universal Life	—	—	—	—	—	—
Universal Life with Secondary Guarantees	1,538,450,939	1,485,003,365	3,974,860,844	—	—	—
Indexed Universal Life	—	—	—	—	—	—
Indexed Universal Life with Secondary Guarantees	—	—	—	—	—	—
Indexed Life	—	—	—	—	—	—
Other Permanent Cash Value Life with Secondary Guarantees	—	—	—	—	—	—
Variable Life	13,414,341	13,414,341	13,414,341	48,251,527	48,251,527	48,251,527
Variable Universal Life	—	—	—	—	—	—
Miscellaneous Reserves	—	—	—	—	—	—

Not Subject to Discretionary Withdrawal:
Term Policies without Cash Value	XXX	XXX	—	XXX	XXX	—
Accidental Death Benefits	XXX	XXX	60	XXX	XXX	—
Disability - Active Lives	XXX	XXX	497	XXX	XXX	—
Disability - Disabled Lives	XXX	XXX	—	XXX	XXX	—
Miscellaneous Reserves	XXX	XXX	437,844,869	XXX	XXX	—

Total	1,551,865,280	1,498,417,706	4,426,120,611	48,251,527	48,251,527	48,251,527
Reinsurance Ceded	1,538,450,939	1,485,003,365	4,408,329,634	—	—	—
Total (Net)	$13,414,341	$13,414,341	$17,790,977	$48,251,527	$48,251,527	$48,251,527

7.	SEPARATE ACCOUNTS

The Company has established unitized separate accounts applicable to various classes of contracts providing for variable benefits. Contracts for which funds are invested in variable separate accounts include individual variable life insurance contracts. The assets of this account are carried at fair value and the investment risk of such securities is retained by the contract holder. These variable products provide minimum death benefits. The minimum guaranteed benefit reserves associated with the unitized separate account are reported in Aggregate reserve for life contracts in the Company’s Statements of Admitted Assets, Liabilities, Capital Stock and Surplus.

The Company earns separate account fees for providing administrative services and bearing the mortality risks related to these variable contracts. Investment income and changes in mutual fund asset values on variable separate accounts are allocated to policyholders and therefore are not reflected in the Statements of Operations of the general account.

7.	SEPARATE ACCOUNTS (CONTINUED)

The Company summarized the reported assets and liabilities from these product lines/transactions into the Independence Variable Life Separate Account.

The variable separate account assets are legally insulated from the general account. The legal insulation of the separate account assets prevents such assets from being generally available to satisfy claims resulting from the general account. In accordance with the domiciliary state procedures for approving items within the separate account, the separate account classification of legally insulated is supported by section 2932 of the Delaware Insurance Code.

The Company maintained separate account assets totaling $48,251,527 and $42,578,156, of which all were assets legally insulated from the general account, as of December 31, 2020 and 2019, respectively.

Separate account liabilities are determined in accordance with prescribed actuarial methodologies, which approximate the fair value of the related assets less applicable surrender charges. The resulting surplus is recorded in the general account Statement of Operations as a component of Net transfers from Separate Accounts. The variable separate accounts are non-guaranteed separate accounts, wherein the policyholder assumes substantially all the investment risks and rewards. In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the general account.

The Company had $376,636 and $469,233 of reserves for minimum death benefit guarantees as of December 31, 2020 and 2019, respectively.

The general account of the Company had a maximum guarantee for separate account liabilities of $38,401,557 and $31,204,883 as of December 31, 2020 and 2019, respectively.

To compensate the general account for the risk taken, the separate account paid risk charges of $926,203 and $1,025,937 during the years ended December 31, 2020 and  2019, respectively.

The Company paid expenses related to the GMDB reserve held in the general account of $631,054 and $214,421 for the years ended December 31, 2020 and 2019, respectively.

The Company does not engage in securities lending transactions within the Separate Account.

Below is the reconciliation of net transfers from Separate Accounts:
	Years Ended December 31,
	2020	2019
Transfers from Separate Accounts	(2,636,272)	(1,510,579)

Net transfers from Separate Accounts on the Statements of Operations	(2,636,272)	(1,510,579)

7.	SEPARATE ACCOUNTS (CONTINUED)

An analysis of the Separate Accounts of the Company as of December 31, 2020 and 2019 is as follows:
	2020	2019
	Non-guaranteed Separate Accounts	Non-guaranteed Separate Accounts

Premiums, considerations or deposits	$—	$—

Reserves
For accounts with assets at:
Fair value	48,251,527	42,578,156
Total reserves	$48,251,527	$42,578,156

By withdrawal characteristics:
With fair value adjustment	$—	$—
At fair value	48,251,527	42,578,156
Subtotal	48,251,527	42,578,156
Not subject to discretionary
withdrawal	—	—
Total	$48,251,527	$42,578,156

8.	FAIR VALUE OF FINANCIAL INSTRUMENTS

The Company's financial assets and liabilities have been classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100, “Fair Value Measurements” (“SSAP 100”). Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In determining fair value, the Company uses various methods including market, income and cost approaches. The Company utilizes valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs.

The Company has categorized its financial instruments into a three-level hierarchy based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

8.	FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

The levels of the fair value hierarchy are as follows:

Level 1

Fair value is based on unadjusted quoted prices for identical assets or liabilities in an active market that the Company has the ability to access. Active markets are defined as a market in which many transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

The types of assets and liabilities utilizing Level 1 valuations include U.S. Treasury and agency securities and investments in publicly-traded mutual funds with quoted market prices.

Level 2

Observable inputs other than Level 1 prices, such as quoted prices in active markets for similar assets or liabilities; quoted prices in markets that are not active for identical or similar assets or liabilities, or other model driven inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities. Valuations are generally obtained from third-party pricing services for identical or comparable assets or liabilities or through the use of valuation methodologies using observable market inputs.

The types of assets and liabilities utilizing Level 2 valuations generally include U.S. Government securities not backed by the full faith and credit of the government, municipal bonds, structured notes and certain ABS, including collateralized debt obligations, RMBS, CMBS, certain corporate debt and certain private equity investments.

Level 3

Instruments whose values are based on prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. These inputs reflect management’s own assumptions in pricing the asset or liability. Pricing may also be based upon broker quotes that do not represent an offer to transact. Prices are determined using valuation methodologies such as option pricing models, discounted cash flow models and other similar techniques. Non-binding broker quotes, which are utilized when pricing service information is not available, are reviewed for reasonableness based on the Company’s understanding of the market, and are generally considered Level 3. To the extent the internally developed valuations use significant unobservable inputs, they are classified as Level 3.

Generally, the types of assets and liabilities utilizing Level 3 valuations are certain ABS, RMBS, and CMBS, certain corporate debt, certain private equity investments and certain mutual fund holdings.

There have been no significant changes made in valuation techniques during 2020 or 2019.

8.	FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

The Company’s assets by classification reported at fair value as of December 31, 2020 are as follows:
Description for each class of asset or liability	Level 1	Level 2	Level 3	Total
Assets at fair value:
Separate Accounts assets (a)	$48,251,527	$—	$—	$48,251,527
Total assets at fair value	$48,251,527	$—	$—	$48,251,527

The Company’s assets by classification reported at fair value as of  December 31, 2019 are as follows:
Description for each class of asset or liability	Level 1	Level 2	Level 3	Total
Assets at fair value:
Separate Accounts assets (a)	$42,578,156	$—	$—	$42,578,156
Total assets at fair value	$42,578,156	$—	$—	$42,578,156

(a) Separate Accounts assets include invested assets carried at fair value. There was no investment income receivable at December 31, 2020 and 2019.

The Company transfers assets into or out of levels at the fair value as of the beginning of the reporting period. Transfers made are the result of changes in the level of observability of inputs used to price assets as well as changes in NAIC designations. No transfers between levels 1 and 2 occurred during the years ended December 31, 2020 and 2019.

There are no assets or liabilities carried at fair value categorized as Level 3 and no transfers to/from assets or liabilities categorized as Level 3 for the years ended December 31, 2020 and 2019.

The following table presents the carrying amounts and estimated fair values by fair value hierarchy of the Company’s financial instruments as of December 31, 2020:
	Aggregate	Admitted				Not Practicable
Type of Financial Instrument	Fair Value	Assets	Level 1	Level 2	Level 3	(Carrying Value)
Financial Assets:
Debt securities	$194,141,096	$178,823,263	$26,296,947	$167,844,149	$—	$—
Cash, cash equivalents and
short-term investments	6,696,290	6,696,290	6,696,290	—	—	—
Contract loans	9,642,425	9,642,425	—	9,642,425	—	—
Other invested assets	2,625,966	2,181,531	—	2,625,966	—	—
Separate Account assets	48,251,527	48,251,527	48,251,527	—	—	—
Total Assets	$261,357,304	$245,595,036	$81,244,764	$180,112,540	$—	$—

Financial Liabilities:
Contract holder deposit
funds	$123,101	$123,101	$—	$—	$123,101	$—

8.	FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

The following table presents the carrying amounts and estimated fair values by fair value hierarchy of the Company’s financial instruments as of December 31, 2019:
	Aggregate	Admitted				Not Practicable
	Fair Value	Assets	Level 1	Level 2	Level 3	(Carrying Value)
Financial Assets:
Debt securities	$180,262,996	$172,091,394	$39,869,049	$140,258,666	$135,281	$—
Cash, cash equivalents and
short-term investments	6,136,283	6,136,283	6,136,283	—	—	—
Contract loans	10,533,605	10,533,605	—	10,533,605	—	—
Other invested assets	2,388,624	2,183,298	—	2,388,624	—	—
Separate Account assets	42,578,156	42,578,156	42,578,156	—	—	—
Total Assets	$241,899,664	$233,522,736	$88,583,488	$153,180,895	$135,281	$—

Financial Liabilities:
Contract holder deposit
funds	$297,787	$297,787	$—	$—	$297,787	$—

The methods and assumptions that the Company uses in determining the estimated fair value of its financial instruments are summarized below:

Debt securities - The Company determines the fair value of its publicly-traded fixed maturity securities using three primary pricing methods: third-party pricing services, non-binding broker quotes and pricing models. Prices are first sought from third-party pricing services with the remaining unpriced securities priced using one of the other two methods. Third-party pricing services derive the security prices through recently reported trades for identical or similar securities with adjustments for trading volumes and market observable information through the reporting date. In the event that there are no recent market trades, pricing services and brokers may use pricing models to develop a security price based on future expected cash flows discounted at an estimated market rate using collateral performance and vintages. The Company generally does not adjust quotes or prices obtained from brokers or pricing services.

Structured securities, such as ABS, RMBS and CMBS, are priced using third-party pricing services, a fair value model, or independent broker quotations. Typical inputs used by these three pricing methods include, but are not limited to, reported trades, benchmark yields, issuer spreads, bids and/or estimated cash flows and prepayment speeds. In addition, estimates of expected future prepayments are factors in determining the price of ABS, RMBS and CMBS. These estimates are based on the underlying collateral and structure of the security, as well as prepayment speeds previously experienced in the market at interest rate levels projected for the underlying collateral. Actual prepayment experience may vary from these estimates.

For privately-placed fixed maturity securities, fair values are estimated using models which take into account credit spreads for a variety of public and private securities of similar credit risk, maturity, prepayment and liquidity characteristics. A portion of privately-placed fixed maturity securities also are priced using market prices or broker quotes.
8.	FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

Debt securities (continued) - The Company’s ability to liquidate positions in privately-placed fixed maturity securities could be impacted to a significant degree by the lack of an actively traded market. Although the Company believes that its estimates reasonably reflect the fair value of those instruments, its key assumptions about risk-free interest rates, risk premiums, performance of underlying collateral (if any) and other factors may not reflect those of an active market.

Cash, cash equivalents and short-term investments - Cash on hand and cash equivalents, which are comprised of cash sweep investments, are classified as Level 1. Short-term investments are comprised of U.S. Treasury securities that have quoted prices in an active market and are categorized as Level 1.

Contract loans - Contract loans are carried at their unpaid principal balances. The fair value of contract loans, for disclosure purposes, is approximated by their carrying value, as policy loans are fully secured by policy values on which the loans are made.

      Other invested assets – Other invested assets represent a surplus note that is stated at amortized cost.

Separate Accounts assets - Separate Account assets reported as Level 1 in the fair value hierarchy are mostly comprised of common stocks and actively traded open-end registered mutual funds with a daily net asset value (“NAV”). The NAV can be observed by redemption and subscription transactions between third parties, or may be obtained from third party asset managers.

Contract holder deposit funds - The fair values of the Company’s general account insurance reserves and liabilities under investment-type contracts (universal life, annuities and certain pension contracts and institutional contracts) are estimated using discounted cash flow analyses or surrender values. Those contracts that are deemed to have short-term guarantees have a carrying amount equal to the estimated fair value.

9.	STATUTORY INVESTMENT VALUATION RESERVES

The AVR provides a reserve for credit-related losses from investments in debt securities, preferred stocks, mortgage loans and short-term investments with related increases or decreases being recorded directly to surplus.

Realized capital gains and losses on debt securities which relate to changes in levels of interest rates are charged or credited to the IMR and amortized into income over the remaining contractual life of the security sold.

9.	STATUTORY INVESTMENT VALUATION RESERVES (CONTINUED)

The table shown below presents changes in the AVR and IMR:
	December 31, 2020		December 31, 2019
	AVR	IMR	AVR	IMR
Balance, beginning of year	$677,213	$2,926,537	$598,513	$3,224,122
Net realized investment gains (losses),
net of tax	—	3,605,349	—	71,071
Less amortization of net investment gains	—	(488,034)	—	(368,656)
Increase in reserve based upon Securities
Valuations Office requirements	103,207	—	78,700	—
Balance, before transfers	780,420	6,043,852	677,213	2,926,537
Adjustment down to maximum	—	—	—	—
Balance, end of year	$780,420	$6,043,852	$677,213	$2,926,537

10.  FEDERAL INCOME TAXES

The application of SSAP No. 101 requires a company to evaluate the recoverability of deferred tax assets and to establish a valuation allowance, if necessary, to reduce the deferred tax asset to an amount which is more likely than not to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. Although the realization is not assured, management believes it is more likely than not that the deferred tax assets will be realized. Therefore, the Company has not recorded a valuation allowance as of December 31, 2020 and 2019.

The Coronavirus Aid, Relief, and Economic Security ("CARES") Act temporarily changed the net operating loss ("NOL") rules for 2018, 2019, 2020, thereby allowing a NOL carryback for five years, updating the Tax Cuts and Jobs Act ("TCJA") of 2017. This change is applicable for regular C corporations, life insurance companies, and other insurance companies. The other insurance companies were previously allowed a two-year carryback. Additionally, the CARES Act temporarily removes the 80% NOL absorption limitation and allows for 100% utilization against taxable income for years ending before January 1, 2021.

10.  FEDERAL INCOME TAXES (CONTINUED)

The components of the deferred tax assets (“DTAs”) and deferred tax liabilities (“DTLs”) as of December 31, 2020 and 2019 are as follows:
	December 31, 2020
Description	Ordinary	Capital	Total
Gross Deferred Tax Assets	$958,705	$—	$958,705
Statutory Valuation Allowance Adjustments	—	—	—
Adjusted Gross Deferred Tax Assets	958,705	—	958,705
Deferred Tax Assets Nonadmitted	622,754	—	622,754
Subtotal Net Admitted Deferred Tax Assets	335,951	—	335,951
Deferred Tax Liabilities	47,284	—	47,284
Net Admitted Deferred Tax Assets	$288,667	$—	$288,667

	December 31, 2019
Description	Ordinary	Capital	Total
Gross Deferred Tax Assets	$846,175	$—	$846,175
Statutory Valuation Allowance Adjustments	—	—	—
Adjusted Gross Deferred Tax Assets	846,175	—	846,175
Deferred Tax Assets Nonadmitted	520,452	—	520,452
Subtotal Net Admitted Deferred Tax Assets	325,723	—	325,723
Deferred Tax Liabilities	72,539	—	72,539
Net Admitted Deferred Tax Assets	$253,184	$—	$253,184

	Change
Description	Ordinary		Capital	Total
Gross Deferred Tax Assets	$112,530		$—	$112,530
Statutory Valuation Allowance Adjustments	—		—	—
Adjusted Gross Deferred Tax Assets	112,530		—	112,530
Deferred Tax Assets Nonadmitted	102,302		—	102,302
Subtotal Net Admitted Deferred Tax Assets	10,228	—	—	10,228
Deferred Tax Liabilities	(25,255)		—	(25,255)
Net Admitted Deferred Tax Assets	$35,483		$—	$35,483

10.  FEDERAL INCOME TAXES (CONTINUED)

The following table provides component amounts of the Company's net admitted DTA calculation by tax character. The components of the admission calculation were performed under paragraphs 11.a, 11.b.i, 11.b.ii, and 11.c of SSAP No. 101 and the risk-based capital level used to determine the recovery period and threshold limitation amount for the years ended December 31, 2020 and 2019.
	December 31, 2020
Description	Ordinary	Capital	Total
Admission Calculation Components SSAP No. 101
(a) Admitted Pursuant to 11.a.	$—	$—	$—
(b) Admitted Pursuant to 11.b. (lesser of 11.b.i. or 11.b.ii.)	288,667	—	288,667
(c) 11.b.i	—	—	—
(d) 11.b.ii	XXX	XXX	25,857,273
(e) Admitted Pursuant to 11.c.	47,284	—	47,284
(f) Total admitted under 11.a. - 11.c.	335,951	—	335,951
(g) Deferred tax liabilities	47,284	—	47,284
Net admitted deferred tax assets	$288,667	$—	$288,667

	December 31, 2019
Description	Ordinary	Capital	Total
Admission Calculation Components SSAP No. 101
(a) Admitted Pursuant to 11.a.	$—	$—	$—
(b) Admitted Pursuant to 11.b. (lesser of 11.b.i. or 11.b.ii.)	253,184	—	253,184
(c) 11.b.i	253,184	—	253,184
(d) 11.b.ii	XXX	XXX	25,498,068
(e) Admitted Pursuant to 11.c.	72,539	—	72,539
(f) Total admitted under 11.a. - 11.c.	325,723	—	325,723
(g) Deferred tax liabilities	72,539	—	72,539
Net admitted deferred tax assets	$253,184	$—	$253,184

	Change
Description	Ordinary	Capital	Total
Admission Calculation Components SSAP No. 101
(a) Admitted Pursuant to 11.a.	$—	$—	$—
(b) Admitted Pursuant to 11.b. (lesser of 11.b.i. or 11.b.ii.)	35,483	—	35,483
(c) 11.b.i	(253,184)	—	(253,184)
(d) 11.b.ii	XXX	XXX	359,205
(e) Admitted Pursuant to 11.c.	(25,255)	—	(25,255)
(f) Total admitted under 11.a. - 11.c.	10,228	—	10,228
(g) Deferred tax liabilities	(25,255)	—	(25,255)
Net admitted deferred tax assets	$35,483	$—	$35,483

10.  FEDERAL INCOME TAXES (CONTINUED)

	2020	2019
Ratio Percentage Used To Determine Recovery Period And Threshold Limitation Amount	440%	493%

Amount Of Adjusted Capital And Surplus Used To Determine Recovery Period And Threshold Limitation Above	172,381,823	169,987,117

The following table provides the impact of tax planning strategies, if used in the Company's SSAP No. 101 calculation, on adjusted gross and net admitted DTAs.
		December 31, 2020		December 31, 2019		Change
Description		Ordinary	Capital	Ordinary	Capital	Ordinary	Capital
Impact of Tax Planning Strategies
Determination of adjusted gross deferred
tax assets and net admitted deferred
assets, by tax character as a percentage
1	Adjusted Gross DTAs	$958,705	$—	$846,175	$—	$112,530	$—
2	Percentage of adjusted gross DTAs by tax character attributable to the impact of tax planning strategies	0%	0%	0%	0%	0%	0%
3	Net admitted Adjusted Gross DTAs	$335,951	$—	$325,723	$—	$10,228	$—
4	Percentage of net admitted adjusted gross DTAs by tax character admitted because of the impact of tax planning strategies	85%	0%	78%	0%	7%	0%

The Company’s tax planning strategy includes the use of reinsurance-related strategies.

Current income taxes incurred consist of the following major components:
	Years Ended December 31,
	2020	2019	Change
Federal tax expense from operations	$680,696	$1,154,842	$(474,146)
Federal income tax on net capital gains	979,961	20,778	959,183
Current income tax expense	$1,660,657	$1,175,620	$485,037

10.  FEDERAL INCOME TAXES (CONTINUED)

The main components of DTAs and DTLs as of December 31, 2020 and 2019 are as follows:
	2020	2019	Change
Deferred Tax Assets:
Ordinary:
Policyholder reserves	$956,670	$844,140	$112,530
Other	2,035	2,035	—
Total ordinary deferred tax assets	958,705	846,175	112,530
Nonadmitted	622,754	520,452	102,302
Admitted ordinary deferred tax assets	335,951	325,723	10,228
Admitted capital deferred tax assets	—	—	—

Admitted deferred tax assets	$335,951	$325,723	$10,228

Deferred Tax Liabilities:
Ordinary:
Investments	$43,099	$67,664	$(24,565)
Other	4,185	4,875	(690)
Total ordinary deferred tax liabilities	47,284	72,539	(25,255)
Total capital deferred tax liabilities	—	—	—

Deferred tax liabilities	$47,284	$72,539	$(25,255)

Net admitted deferred tax assets	$288,667	$253,184	$35,483

The change in net deferred income taxes during years ended December 31, 2020 and 2019 is comprised of the following:

Description	2020	2019	Change
Total deferred tax assets	958,705	846,175	112,530
Total deferred tax liabilities	47,284	72,539	(25,255)
Net deferred tax asset	911,421	773,636	137,785
Tax effect of unrealized gains (losses)			—
Change in net deferred income tax			137,785

10.  FEDERAL INCOME TAXES (CONTINUED)

The provision for federal income taxes incurred for the current year is different from that which would be obtained by applying the statutory federal income tax rate of 21% to income before income taxes. The significant items causing this difference for the years ended December 31, 2020 and 2019 are as follows:
	December 31, 2020			December 31, 2019
Description	Amount	Tax Effect @ 21%	Effective Tax Rate	Amount	Tax Effect @ 21%	Effective Tax Rate
Income before taxes	$3,200,186	$672,039	8.7%	$6,079,302	$1,276,653	20.7%
Pre-tax capital gains - Pre IMR	4,563,733	958,384	12.3%	89,963	18,892	0.3%
Dividends Received Deduction	(26,585)	(5,583)	-0.1%	(29,060)	(6,103)	-0.1%
Interest Maintenance Reserve	(488,034)	(102,487)	-1.3%	(368,656)	(77,418)	-1.3%
Prior year under (over) accrual	2,476	519	0.0%	12,962	2,722	0.1%
Total statutory income taxes		$1,522,872	19.6%		$1,214,746	19.7%

Federal income taxes incurred		1,660,657	21.4%		1,175,620	19.1%
Change in net deferred income taxes		(137,785)	-1.8%		39,126	0.6%
Total statutory income taxes		$1,522,872	19.6%		$1,214,746	19.7%

At December 31, 2020 and 2019 respectively, the Company has no net operating losses carryforwards and no capital loss carryforwards.

The following are income tax expenses (benefits) incurred in the current and prior years. The income tax expenses incurred in prior years are available for recoupment for NOLs generated in 2018 through 2020, which may be carried back five years under the CARES Act of 2020.
Year	Amount
2020	$1,562,037
2019	$1,160,605
2018	$1,073,821
2017	$1,176,160
2016	$1,043,633

The Company has no protective tax deposits under Section 6603 of the Internal Revenue Service ("IRS") Code.

The Company has filed its federal tax return as a part of a consolidated group return. The IRS opening conference to examine 2014 to 2016 tax years commenced in April 2018.  There are currently no significant findings.

10.  FEDERAL INCOME TAXES (CONTINUED)

The Company will file a consolidated federal income tax return with SLC - U.S. Ops Holdings for the year ended December 31, 2020, as the Company did for the year ended December 31, 2019. See further details below. The Company has written agreement approved by the Board of Directors, which sets forth the manner in which the total combined federal income tax is allocated to each entity which is a party to the consolidation. Pursuant to this agreement, allocation is based upon separate return calculations with current credit (benefit) given for losses and tax attributes that are utilized by the consolidated group. Intercompany tax balances are settled on a quarterly basis, with a final true up after filing of the federal income tax return, as prescribed by the terms of the tax sharing agreement.

The Company will file a consolidated federal income tax return for 2020 including the following companies:
(1)	Sun Life Assurance Company of Canada - U.S. Operations Holdings, Inc.	(18)	Sun Life Financial (U.S.) Reinsurance Company II
(2)	Sun Life Financial (U.S.) Holdings, Inc.	(19)	Sun Life Financial (U.S.) Delaware Finance, LLC
(3)	Sun Life Financial (Japan), Inc.	(20)	Sun Life Investment Management U.S., Inc.
(4)	Sun Canada Financial Co.	(21)	Disability Reinsurance Management Services
(5)	Sun Life Financial Distributors, Inc.	(22)	The Premier Dental Group, Inc.
(6)	Sun Life of Canada (U.S.) Holdings, Inc.	(23)	Vuzion, Inc.
(7)	Sun Life of Canada (U.S.) Financial Services Holdings, Inc.	(24)	Landmark Dental Alliance, Inc.
(8)	Independence Life and Annuity Company	(25)	Sun Life Financial (Bermuda) Reinsurance Ltd.
(9)	Sun Life Financial (U.S.) Reinsurance Company	(26)	Dailyfeats, Inc. (d.b.a Maxwell Health)
(10)	Massachusetts Financial Services Company	(27)	Sun Life (U.S.) Holdco 2020 Inc. (*)
(11)	MFS Fund Distributors, Inc.	(28)	SL Finance 2007-1, Inc. (**)
(12)	MFS Service Center, Inc.	(29)	Sun Life Financial (U.S.) Delaware Finance, LLC 2020 (***)
(13)	MFS Institutional Advisors, Inc.
(14)	MFS Heritage Trust Company	(30)	SLCAL, Inc. (****)
(15)	Sun Life Administrators (U.S.), Inc.
(16)	Sun Life Financial (U.S.) Services Company, Inc.
(17)	Professional Insurance Company

(*) Joined Sun Life consolidated tax group as of 2/11/2020
(**) Joined Sun Life consolidated tax group as of 7/01/2020
(***) Joined Sun Life consolidated tax group as of 7/22/2020
(****) Sold as of 4/1/2020 to BGO US Mortgages, Inc., outside of Sun Life consolidated tax group.

As of December 31, 2020 and 2019, there are no positions for which management believes it to be reasonably possible that total amounts of tax contingencies will significantly increase or decrease within 12 months of the reporting date.

At December 31, 2020 and 2019, the Company is not subject to the Repatriation Transition Tax.

At December 31, 2020 and 2019, the Company is not subject to the Alternative Minimum Tax credit carryforward.

11.	CAPITAL STOCK AND SURPLUS AND DIVIDEND RESTRICTIONS

The Company’s ability to pay dividends is subject to certain statutory restrictions. The State of Delaware has enacted laws governing the payment of dividends to stockholders by domestic insurers.

Pursuant to Delaware's statute, the maximum amount of dividends and other distributions that a domestic insurer may pay in any twelve-month period without the prior approval of the Delaware Commissioner of Insurance is limited to the greater of: (i) 10% of its statutory surplus as of the preceding December 31, or (ii) the Company's statutory net gain from operations for the preceding calendar year, not including realized capital gains. Any dividends to be paid by an insurer from a source other than statutory surplus, whether or not in excess of the aforementioned threshold, would also require the prior approval of the Delaware Commissioner of Insurance.

No dividends were declared or paid by the Company during the year ended December 31, 2020 and 2019.

The portion of unassigned funds (surplus) represented or (reduced) by each of the following items at December 31, 2020 and 2019 was as follows:
	2020	2019
Net unrealized capital losses	$(268,000,000)	$(268,000,000)
Non-admitted assets	622,754	520,452
Asset valuation reserve	(780,420)	(677,213)

12.	RISK-BASED CAPITAL

Life and health insurance companies are subject to certain Risk-Based Capital (“RBC”) requirements as specified by the NAIC. The RBC requirements provide a method for measuring the minimum acceptable amount of adjusted capital that a life insurer should have, as determined under NAIC SAP, taking into account the risk characteristics of its investments and products. The Company has met the minimum RBC requirements at December 31, 2020 and 2019.

13.	COMMITMENTS AND CONTINGENT LIABILITIES

Regulatory and industry developments

Under insurance guaranty fund laws in each state, the District of Columbia and Puerto Rico, insurers licensed to do business can be assessed by state insurance guaranty associations for certain obligations of insolvent insurance companies to policyholders and claimants. Most of these laws do provide, however, that an assessment may be excused or deferred if it would threaten an insurer's solvency and provide annual limits on such assessments. Part of the assessments paid by the Company pursuant to these laws may be used as credits for a portion of associated premium taxes.

The Company has not established any asset for premium tax credits or policy surcharges as their recoveries are not estimable.
13.	COMMITMENTS AND CONTINGENT LIABILITIES (CONTINUED)

Litigation, income taxes and other matters

The Company is sometimes party to threatened or pending legal proceedings, including ordinary routine litigation incidental to the business, both as a defendant and as a plaintiff. While it is not possible to predict the resolution of these proceedings, management believes, based upon currently available information, that the ultimate resolution of these matters will not be materially adverse to the Company’s financial position, results of operations or cash flows.

Indemnities

In the normal course of its business, the Company has entered into agreements that include indemnities in favor of third parties, such as contracts with advisors and consultants, outsourcing agreements, underwriting and agency agreements, information technology agreements, distribution agreements, and service agreements. The Company has also agreed to indemnify its directors and certain of its officers and employees in accordance with the Company’s by-laws. The Company believes any potential liability under these agreements is neither probable nor estimable. Therefore, the Company has not recorded any associated liability.

Lease commitments

The Company has no direct leases for facilities and equipment. Total rental expenses allocated to the Company were $70,491 and $10,343 for the years ended December 31, 2020 and 2019 respectively.

14. SUBSEQUENT EVENTS

Subsequent events were evaluated from the balance sheet date through the date of issuance of the audited statutory-basis financial statements, which were made available on April 26, 2021.

*****

INVESTMENT INCOME
U.S. Government bonds	$636,508
Other bonds (unaffiliated)	5,036,104
Bonds of affiliates	—
Preferred stocks (unaffiliated)	—
Preferred stocks of affiliates	—
Common stocks (unaffiliated)	—
Common stocks of affiliates	—
Mortgage loans	—
Real estate	—
Contract loans	475,337
Cash, cash equivalents & short-term investments	30,283
Derivative instruments	—
Other invested assets	87,904
Gross investment income	$6,266,136

REAL ESTATE OWNED-Gross book value less encumbrances	—

MORTGAGE LOANS- Gross book value
Farm mortgages	—
Residential mortgages	—
Commercial mortgages	—
Total mortgage loans	$—

MORTGAGE LOANS BY STANDING -Gross book value:
Good standing	—
Good standing with restructured terms	—
Interest overdue more than 90 days, not in foreclosure	—
Foreclosure in process	—

OTHER LONG-TERM INVESTED ASSETS-Statement value	—

COLLATERAL LOANS	—

BONDS AND STOCKS OF PARENTS, SUBSIDIARIES AND AFFILIATES:
Book value:
Bonds	$—
Preferred stocks	—
Common stocks	—

BONDS AND SHORT-TERM INVESTMENTS BY CLASS AND MATURITY:
Bonds by maturity-statement value:
Due within 1 year or less	$15,912,283
Over 1 year through 5 years	79,005,781
Over 5 years through 10 years	58,238,133
Over 10 years through 20 years	17,914,971
Over 20 years	13,751,078
Total by maturity	$184,822,246

Bonds by class - statement value:
Class 1 and Exempt Obligations	$128,633,000
Class 2	56,189,246
Class 3	—
Class 4
Class 5	—
Class 6	—
Total by class	$184,822,246

Total bonds publicly traded	132,921,568
Total bonds privately placed	51,900,678

PREFERRED STOCKS - Statement value	—

COMMON STOCKS - Market value	—

SHORT-TERM INVESTMENTS - Book value	5,998,983

OPTIONS, CAPS & FLOORS OWNED - Statement value	—

OPTIONS, CAPS & FLOORS WRITTEN AND IN FORCE- Statement value	—

COLLAR, SWAP & FORWARD AGREEMENTS OPEN - Statement value	—

FUTURES CONTRACTS OPEN - Current value	—

CASH ON DEPOSIT	697,307

CASH EQUIVALENTS	—

LIFE INSURANCE IN FORCE:
Industrial	$—
Ordinary	3,886,645,000
Credit Life	—
Group Life	—

AMOUNT OF ACCIDENTAL DEATH INSURANCE IN FORCE UNDER
ORDINARY POLICIES	1,550,000

LIFE INSURANCE POLICIES WITH DISABILITY PROVISION IN FORCE:
Industrial	—
Ordinary	12,969,000
Credit life	—
Group life	—

SUPPLEMENTARY CONTRACTS IN FORCE:
Ordinary - not involving life contingencies:
Amount on deposit	123,101
Income payable	183,130
Ordinary - involving life contingencies:
Income payable	31,222
Group - not involving life contingencies:
Amount of deposit	—
Income payable	—
Group - involving life contingencies
Income payable	—

ANNUITIES:
Ordinary:
Immediate - amount of income payable	—
Deferred - fully paid account balance	—
Deferred - not fully paid - account balance	—
Group:
Amount of income payable	—
Fully paid account balance	—
Not fully paid - account balance	—

ACCIDENT AND HEALTH INSURANCE - Premiums in force:
Ordinary	—
Group	2,212,000
Credit	—

DEPOSIT FUNDS AND DIVIDEND ACCUMULATIONS:
Deposit funds - account balance	—
Dividend accumulations - account balance	—

CLAIM PAYMENTS 2020:
Group accident and health - year ended December 31, 2020:
2020	$—
2020 - 1	—
2020 - 2	—
2020 - 3	—
2020 - 4	—
Prior	—

Other accident and health:
2020	—
2020 - 1	—
2020 - 2	—
2020 - 3	—
2020 - 4	—
Prior	—

OTHER COVERAGES THAT USE DEVELOPMENTAL METHODS TO
CALCULATE CLAIMS RESERVES:
2020	—
2020 - 1	—
2020 - 2	—
2020 - 3	—
2020 - 4	—
Prior	—

1.	The Company’s total general account admitted assets as reported on page three of its Statutory Annual Statement for the year ended December 31, 2020 are $3,378,641,197.

2.
Following are the 10 largest exposures to a single issuer/borrower/investment, by investment category excluding: U.S. government, U.S. government agency securities and those U.S. government money market funds listed in the Appendix to the SVO Purposes and Procedures Manual as exempt, property occupied by the company and contract loans.

				Percentage of Total
	Issuer		Amount	Admitted Assets
a.	Bonds -	FNMA	$17,379,742	0.5%
b.	Bonds -	FHLMC	5,864,139	0.2%
c.	Bonds -	SLM Student Loan Trust 2006-10	5,538,467	0.2%
d.	Bonds -	Wells Fargo WFCM 2014-LC16	5,489,935	0.2%
e.	Bonds -	Comm COMM 2015-LC19	5,260,347	0.2%
f.	Bonds -	OCP CLO LTD	5,000,000	0.1%
g.	Bonds -	American Tower Trust I	4,009,904	0.1%
h.	Bonds -	UBS Group AG	3,473,597	0.1%
i.	Bonds -	Comm COMM 2014-CR19	3,204,200	0.1%
j.	Bonds -	Citigroup Inc	3,165,060	0.1%

3.	The Company’s total admitted assets held in bonds by NAIC designation at December 31, 2020 are:
	Amount	Percentage of Total Admitted Assets
NAIC-1	$128,633,000	3.8%
NAIC-2	56,189,246	1.7%
NAIC-3	—	0.0%
NAIC-4	—	0.0%
NAIC-5	—	0.0%
NAIC-6	—	0.0%

4.
Assets held in foreign investments at December 31, 2020 were $37,491,813 which represented 1.1% of the Company’s total admitted assets and excluded Canadian investments and currency exposure of $1,692,079; therefore, detail is not required for interrogatories #5-#10.

11.	Assets held in Canadian investments are less than 2.5% of the Company’s total admitted assets at December 31, 2020, therefore detail not required for interrogatory #11.

12.	Assets held in investments with contractual sales restrictions are less than 2.5% of the Company’s total admitted assets at December 31, 2020, therefore detail not required for interrogatory #12.

13.	The Company holds no assets in equity interests at December 31, 2020, therefore detail not required for interrogatory #13.
14.	The Company holds no investments held in nonaffiliated, privately placed equities at December 31, 2020, therefore detail not required for interrogatory #14.

15.	The Company holds no assets in general partnership interests at December 31, 2020, therefore detail not required for interrogatory #15.

16.	The Company holds no assets in mortgage loans at December 31, 2020, therefore detail not required for interrogatory #16 and #17.

18.	The Company holds no assets in real estate at December 31, 2020, therefore detail not required for interrogatory #18.

19.  The Company holds no assets in mezzanine real estate loans at December 31, 2020, therefore detail not required for interrogatory #19.

20.  The Company’s total admitted assets were not subject to the following agreements during the year 2020:

a. Securities lending
b. Repurchase agreements
c. Reverse repurchase agreements
d. Dollar purchase agreements
e. Dollar reverse repurchase agreements

21. The Company had no warrants that were not attached to other financial instruments, options, caps, and floors at December 31, 2020.

22. The Company had no collars, swaps, and forward contracts at December 31, 2020.

23. The Company had no futures contracts at December 31, 2020.

Admitted Assets as Reported in
	Gross Investment Holdings		the Annual Statement
Investment Categories	Amount	Percentage	Amount	Percentage
Long-Term Bonds:
U.S. governments	$24,357,507	12.34%	$24,357,507	12.34%
All other governments	—	—	—	—
U.S. states, territories and possessions, etc. guaranteed	—	—	—	—
U.S. political subdivisions of state, territories, and
possessions, guaranteed	—	—	—	—
U.S. special revenue and special assessment obligations,
etc. non-guaranteed	23,243,882	11.78	23,243,882	11.78
Industrial and miscellaneous	131,221,874	66.49	131,221,874	66.49
Hybrid securities	—	—	—	—
Parent, subsidiaries and affiliates	—	—	—	—
SVO identified funds	—	—	—	—
Unaffiliated bank loans	—	—	—	—
Total long-term bonds	178,823,263	90.62	178,823,263	90.62
Preferred stocks:
Industrial and miscellaneous	—	—	—	—
Parent, subsidiaries and affiliates	—	—	—	—
Total preferred stocks	—	—	—	—
Common stocks:
Industrial and miscellaneous Publicly traded (Unaffiliated)	—	—	—	—
Industrial and miscellaneous other (Unaffiliated)	—	—	—	—
Parent, subsidiaries and affiliates Publicly traded	—	—	—	—
Parent, subsidiaries and affiliates Other	—	—	—	—
Mutual funds	—	—	—	—
Unit investment trusts	—	—	—	—
Closed-end funds	—	—	—	—
Total common stocks	—	—	—	—
Mortgage loans:
Farm mortgages	—	—	—	—
Residential mortgages	—	—	—	—
Commercial mortgages	—	—	—	—
Mezzanine real estate loans	—	—	—	—
Total valuation allowance	—	—	—	—
Total mortgages loans	—	—	—	—
Real estate:
Properties occupied by company	—	—	—	—
Properties held for production of income	—	—	—	—
Properties held for sale	—	—	—	—
Total real estate	—	—	—	—
Cash, cash equivalents and short-term investments:
Cash	697,307	0.35	697,307	0.35
Cash equivalents	—	—	—	—
Short-term investments	5,998,983	3.04	5,998,983	3.04
Total cash, cash equivalents and short-term investments	6,696,290	3.39	6,696,290	3.39
Contract loans	9,642,425	4.89	9,642,425	4.89
Derivatives	—	—	—	—
Other invested assets	2,181,531	1.11	2,181,531	1.11
Receivables for securities	—	—	—	—
Securities lending	—	—	—	—
Other invested assets	—	—	—	—
Total invested assets	$197,343,509	100.00%	$197,343,509	100.00%
Following disclosures are required to be included beginning with the period ended December 31, 2020 regarding reinsurance contracts subject to Life and Health Reinsurance Agreements (Appendix A-791) based on NAIC Model Law 791—Life and Health Reinsurance Agreements ("A-791"). These disclosures are limited to reinsurance contracts entered into, renewed or amended on or after January 1, 1996:

The Company had no reinsurance contracts subject to A-791 that includes a provision, which limits the reinsurer’s assumption of significant risks identified in A-791.

The Company had no reinsurance contracts not subject to A-791, for which reinsurance accounting was applied and includes a provision that limits the reinsurer’s assumption of risk.

The Company had no reinsurance contracts that contain features described below which result in delays in payment in form or in fact:

a. Provisions which permit the reporting of losses, or settlements are made, less frequently than quarterly or payments due from the reinsurer are not made in cash within ninety (90) days of the settlement date (unless there is no activity during the period).

b. Payment schedule, accumulating retentions from multiple years or any features inherently designed to delay timing of the reimbursement to the ceding entity.

The Company had not ceded any risk which is not subject to A-791 and not yearly renewable term reinsurance, under any reinsurance contract during the period covered by the financial statement.

The Company had not ceded any risk during the period ended December 31, 2020 under any reinsurance contract that applies reinsurance accounting, as described under SSAP No. 61R for SAP and applies deposit accounting under GAAP, nor under any reinsurance contracts accounted for as reinsurance under GAAP and as a deposit under SSAP No. 61R.

Independence Variable Life
Separate Account
(A Separate Account of Independence Life and Annuity Company)

Financial Statements as of and for the Year Ended
December 31, 2020 and Report of Independent Registered
Public Accounting Firm

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Participants of Independence Variable Life Separate Account and the Board of Directors of Independence Life and Annuity Company (the “Sponsor”):

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of the Columbia Variable Portfolio - Asset Allocation Fund (Class 1) Sub-Account, Columbia Variable Portfolio – Government Money Market Fund (Class 1) Sub-Account, Columbia Variable Portfolio - Dividend Opportunity Fund (Class 1) Sub-Account, Columbia Variable Portfolio – Overseas Core Fund (Class 1) Sub-Account, Columbia Variable Portfolio - Large Cap Growth Fund (Class 1) Sub-Account, Columbia Variable Portfolio - Small Company Growth Fund (Class 1) Sub-Account, Columbia Variable Portfolio - Strategic Income Fund (Class 1) Sub-Account, and Columbia Variable Portfolio - U.S. Government Mortgage Fund (Class 1) Sub-Account (collectively the “Sub-Accounts”), as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in Note 10 to the financial statements, and the related notes.  In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Sub-Accounts as of December 31, 2020, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Sub-Accounts’ management. Our responsibility is to express an opinion on the Sub-Accounts’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Sub-Accounts in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Sub-Accounts are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Sub-Accounts’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the underlying mutual fund companies. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts
April 26, 2021

We have served as the Sponsor’s auditor since 2002.

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2020
Assets:	Shares	Cost	Value
Investments at fair value:

Columbia Variable Portfolio - Asset Allocation Fund, (Class 1) Sub-Account (CAA)	-	$ -	$ -
Columbia Variable Portfolio - Government Money Market Fund, (Class 1) Sub-Account (FFT)	6,473,363	6,473,363	6,473,363
Columbia Variable Portfolio - Dividend Opportunity Fund, (Class 1) Sub-Account (CV6)	77,303	1,427,887	2,313,665
Columbia Variable Portfolio - Overseas Core Fund, (Class 1) Sub-Account (CV3)	97,978	1,262,593	1,389,327
Columbia Variable Portfolio - Large Cap Growth Fund, (Class 1) Sub-Account (CV5)	1,000,452	7,642,986	29,493,317
Columbia Variable Portfolio - Small Company Growth Fund, (Class 1) Sub-Account (CGA)	143,005	2,646,396	4,285,869
Columbia Variable Portfolio - Strategic Income Fund, (Class 1) Sub-Account (SIA)	337,727	1,931,879	1,485,999
Columbia Variable Portfolio - U.S. Government Mortgage Fund, (Class 1) Sub-Account (AAB)	259,463	2,680,255	2,809,987

Total investments at fair value		$ 24,065,359	$ 48,251,527

The accompanying notes are an integral part of these financial statements.

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
DECEMBER 31, 2020

	Variable Life Contracts
	Units	Value
Net Assets:

CAA	-	$ -
FFT	650,258	6,473,363
CV6	117,871	2,313,665
CV3	97,088	1,389,327
CV5	798,248	29,493,317
CGA	3,764	4,285,869
SIA	3,537	1,485,999
AAB	226,962	2,809,987

Total net assets		$ 48,251,527

The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2020

	CAA	FFT	CV6
	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$ 219,668	$ 2,071	$ -

Expenses:
Mortality and expense risk charges	(19,132)	(30,431)	(11,065)
Net investment income (loss)	200,536	(28,360)	(11,065)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(1,550,013)	-	2,418
Realized gain distributions	2,249,031	2,830	-
Net realized gains (losses)	699,018	2,830	2,418

Net change in unrealized appreciation (depreciation)	(1,733,329)	-	172,465

Net realized and change in unrealized gains (losses)	(1,034,311)	2,830	174,883

Increase (decrease) from operations	$ (833,775)	$ (25,530)	$ 163,818

	CV3	CV5	CGA
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income
	$ 19,420	$ -	$ -

Expenses:
Mortality and expense risk charges	(6,836)	(149,569)	(17,722)
Net investment income (loss)	12,584	(149,569)	(17,722)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(124)	287,238	31,440
Realized gain distributions	14,544	-	59,181
Net realized gains (losses)	14,420	287,238	90,621

Net change in unrealized appreciation (depreciation)	104,606	7,543,834	1,676,397

Net realized and change in unrealized gains (losses)	119,026	7,831,072	1,767,018

Increase (decrease) from operations	$ 131,610	$ 7,681,503	$ 1,749,296

The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2020

	SIA	AAB
	Sub-Account	Sub-Account

Income:
Dividend income	$ 50,132	$ 75,636

Expenses:
Mortality and expense risk charges	(7,775)	(17,402)
Net investment income (loss)	42,357	58,234

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	4,065	10,416
Realized gain distributions	-	10,412
Net realized gains (losses)	4,065	20,828

Net change in unrealized appreciation (depreciation)	85,415	48,384

Net realized and change in unrealized gains (losses)	89,480	69,212

Increase (decrease) from operations	$ 131,837	$ 127,446

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

	CAA Sub-Account		FFT Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2020	2019	2020	2019
Operations:
Net investment income (loss)	$ 200,536	$ 155,825	$ (28,360)	$ 8,517
Net realized gains (losses)	699,018	568,993	2,830	261
Net change in unrealized appreciation (depreciation)	(1,733,329)	1,331,657	-	-
Net increase (decrease) from operations	(833,775)	2,056,475	(25,530)	8,778

Contract Owner Transactions:
Transfers between Sub-Accounts
(including the Fixed Account), net	(10,465,883)	87,724	6,579,309	(7,147)
Withdrawals, surrenders and contract charges	(320,165)	(911,601)	(704,633)	(39,454)
Contract loan activity	(3,458)	(18,078)	409	(51,376)
Net increase (decrease) from
contract owner transactions	(10,789,506)	(841,955)	5,875,085	(97,977)

Total increase (decrease) in net assets	(11,623,281)	1,214,520	5,849,555	(89,199)

Net assets at beginning of year	11,623,281	10,408,761	623,808	713,007
Net assets at end of year	$ -	$ 11,623,281	$ 6,473,363	$ 623,808

	CV6 Sub-Account		CV3 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2020	2019	2020	2019
Operations:
Net investment income (loss)	$ (11,065)	$ (7,937)	$ 12,584	$ 15,785
Net realized gains (losses)	2,418	19,337	14,420	155,198
Net change in unrealized appreciation (depreciation)	172,465	258,474	104,606	59,702
Net increase (decrease) from operations	163,818	269,874	131,610	230,685

Contract Owner Transactions:
Transfers between Sub-Accounts
(including the Fixed Account), net	853,114	95,795	166,917	9,715
Withdrawals, surrenders and contract charges	(130,917)	(55,481)	(25,134)	(37,692)
Contract loan activity	(1,757)	(27,494)	1,857	(43,663)
Net increase (decrease) from
contract owner transactions	720,440	12,820	143,640	(71,640)

Total increase (decrease) in net assets	884,258	282,694	275,250	159,045

Net assets at beginning of year	1,429,407	1,146,713	1,114,077	955,032
Net assets at end of year	$ 2,313,665	$ 1,429,407	$ 1,389,327	$ 1,114,077

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

	CV5 Sub-Account		CGA Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2020	2019	2020	2019
Operations:
Net investment income (loss)	$ (149,569)	$ (120,495)	$ (17,722)	$ (11,532)
Net realized gains (losses)	287,238	777,178	90,621	394,342
Net change in unrealized appreciation (depreciation)	7,543,834	5,208,237	1,676,397	207,021
Net increase (decrease) from operations	7,681,503	5,864,920	1,749,296	589,831

Contract Owner Transactions:
Transfers between Sub-Accounts
(including the Fixed Account), net	1,235,871	(142,907)	599,563	195,585
Withdrawals, surrenders and contract charges	(1,301,804)	(863,007)	(135,870)	(86,299)
Contract loan activity	64,078	(230,294)	40,795	(125,929)
Net increase (decrease) from
contract owner transactions	(1,855)	(1,236,208)	504,488	(16,644)

Total increase (decrease) in net assets	7,679,648	4,628,712	2,253,784	573,187

Net assets at beginning of year	21,813,669	17,184,957	2,032,085	1,458,898
Net assets at end of year	$ 29,493,317	$ 21,813,669	$ 4,285,869	$ 2,032,085

	SIA Sub-Account		AAB Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2020	2019	2020	2019
Operations:
Net investment income (loss)	$ 42,357	$ 31,258	$ 58,234	$ 64,084
Net realized gains (losses)	4,065	12	20,828	796
Net change in unrealized appreciation (depreciation)	85,415	52,019	48,384	109,636
Net increase (decrease) from operations	131,837	83,289	127,446	174,516

Contract Owner Transactions:
Transfers between Sub-Accounts
(including the Fixed Account), net	528,945	102,278	(35,321)	7,688
Withdrawals, surrenders and contract charges	(126,872)	(84,625)	(248,477)	(91,638)
Contract loan activity	2,674	(1,074)	(26,074)	7,928
Net increase (decrease) from
contract owner transactions	404,747	16,579	(309,872)	(76,022)

Total increase (decrease) in net assets	536,584	99,868	(182,426)	98,494

Net assets at beginning of year	949,415	849,547	2,992,413	2,893,919
Net assets at end of year	$ 1,485,999	$ 949,415	$ 2,809,987	$ 2,992,413

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2020

1. BUSINESS AND ORGANIZATION

Independence Variable Life Separate Account (the “Variable Account”) is a separate account of Independence Life and Annuity Company (the “Sponsor”), and was established as a funding vehicle to receive and invest premium payments under variable life insurance contracts (the “Contracts”) issued by the Sponsor.  Policyholders are able to invest in certain funds within the Columbia Funds Variable Insurance Trust.  The Variable Account is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a unit investment trust existing in accordance with the regulations of the Delaware Department of Insurance.

The assets of the Variable Account are divided into “Sub-Accounts”. Each Sub-Account is invested in shares of a specific mutual fund (collectively the “Funds”), or series thereof, registered under the Investment Company Act of 1940, as amended.  The contract owners of the Variable Account direct the deposits into the Sub-Accounts of the Variable Account.

Under applicable insurance law, the assets and liabilities of the Variable Account are clearly identified and distinguished from the Sponsor’s other assets and liabilities. The portion of the Variable Account’s assets applicable to the variable life contracts is not chargeable with liabilities arising out of any other business the Sponsor may conduct.

A summary of Sub-Accounts held by the contract owners of the Variable Account that were liquidated and moved to another fund during the current year, is as follows:

Sub-Account	Liquidated Fund Name	Effective Date
CAA	Columbia Variable Portfolio –Asset Allocation Fund, (Class 1)	April 24, 2020

Sub-Account	Cash Value Transferred to Fund Name	Effective Date
FFT	Columbia Variable Portfolio –Government Money Market Fund, (Class 1)	April 24, 2020

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

General
The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Investment Valuation and Transactions
Investments made in mutual funds are carried at fair value as of December 31, 2020, and are valued at their closing net asset value as determined by the respective mutual fund, which in turn value their investments at fair value.  Transactions are recorded on a trade date basis.  Realized gains and losses on sales of investments are determined on the last in, first out basis.  Dividend income and realized gain distributions are reinvested in additional fund shares and recognized on the ex-dividend date.

Units
The number of units issued is determined by dividing the dollar amount allocated to a Sub-Account by the unit value for that Sub-Account for the period during which the purchase payment was received.

Purchase Payments
Upon issuance of new contracts, the initial purchase payment is credited to the contract in the form of units.  All subsequent purchase payments are applied using the unit values for the period during which the purchase payment is received. The Sponsor maintains a closed block of variable life insurance business. Therefore there were no purchase payments recorded on the Variable Account’s Statements of Changes in Net Assets for the years ended December 31, 2020 and 2019.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Transfers
Transfers between Sub-Accounts requested by contract owners are recorded in the receiving Sub-Account upon receipt of the redemption proceeds at the net asset value at the time of receipt.  In addition, transfers can be made between the Sub-Accounts and the “Fixed Account”.  The Fixed Account is part of the general account of the Sponsor in which purchase payments or contract values may be allocated or transferred.

Federal Income Taxes
The operations of the Variable Account are part of the operations of the Sponsor and are not taxed separately. The Sponsor qualifies for the federal income tax treatment granted to life insurance companies under Subchapter L of the Internal Revenue Code (the “Code”). Under existing federal income tax law, investment income and realized gain distributions earned by the Variable Account on contract owner reserves are not taxable, and therefore, no provision has been made for federal income taxes.  In the event of a change in applicable tax law, the Sponsor will review this policy and if necessary a provision may be made in future years.

Accounting for Uncertain Tax Provisions
Management evaluates whether or not there are uncertain tax positions that require financial statement recognition and has determined that no reserves for uncertain tax positions are required at December 31, 2020. The 2014 through 2019 tax years generally remain subject to examination by U.S. federal and most state tax authorities. While the final outcome of future tax examinations is not determinable, the Sponsor does not believe that any potential adjustments would be material to the Variable Account’s financial statements.

Use of Estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, income, expenses and disclosures of any contingencies during the period. The most significant estimate is fair value measurements of investments.  Actual results could vary from the amounts derived from management's estimates.

Correction of Error
During the year ended December 31, 2019, the Company processed shareholder redemptions for policy loan transactions for subaccounts CV3, CV5 and CGA respectively which should have been accrued as of December 31, 2018 in the amount of $47,108, $112,109 and $96,389 respectively.  These amounts are recorded in the Contract Loan line of the Statement of Changes in Net Assets.

Subsequent events
Subsequent events were evaluated through the date of issuance of the audited financial statements, which were made available on April 26, 2021.

3. FAIR VALUE MEASUREMENTS

The Sub-Accounts’ investments are carried at fair value.  Fair value is an exit price, representing the amount that would be received from a sale of an asset or paid to transfer a liability in an orderly transaction between market participants.  As such, fair value is a market-based measurement that should be determined based on assumptions that market participants would use in pricing an asset or liability.  As a basis for considering such assumptions, GAAP establishes a three-tier value hierarchy, which prioritizes the inputs used in measuring fair value (i.e., Level 1, 2 and 3). Level 1 inputs are observable inputs that reflect quoted prices for identical assets or liabilities in active markets that the Variable Account has the ability to access at the measurement date. Level 2 inputs are observable inputs, other than quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities. Level 3 inputs are unobservable inputs reflecting the reporting entity’s estimates of the assumptions that market participants would use in pricing the asset or liability. Topic 820 Fair Value Measurements and Disclosures requires that a fair value measurement technique include an adjustment for risks inherent in a particular valuation technique (such as a pricing model) and/or the risks inherent in the inputs to the model, if market participants would also include such an adjustment.

The Variable Account has categorized its financial instruments, based on the priority of the inputs to the valuation technique, into the three level hierarchy described above.  If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

3. FAIR VALUE MEASUREMENTS (CONTINUED)

As of December 31, 2020 the inputs used to price the Funds are observable and the Funds represent Level 1 assets under the Topic 820 hierarchy levels. There were no Level 2 or 3 investments in the Variable Account during the year ended December 31, 2020. There were no transfers between levels during the period.

4. RELATED PARTY TRANSACTIONS

The Sponsor has an administrative services agreement with its affiliate, Sun Life Assurance Company of Canada (“SLOC”), whereby SLOC provides general administrative services to the Sponsor, including services relating to the maintenance of the Variable Account.  Under the agreement, the Sponsor reimburses SLOC for costs associated with the services.

5. CONTRACT CHARGES

Mortality and expense risk charges
Charges for mortality and expense risks are based on the value of the Sub-Account and are deducted daily from the Variable Account to cover the risks assumed by the Sponsor. The deductions are transferred periodically to the Sponsor.  Mortality and expense risk charges result in a reduction of unit value.  As of December 31, 2020, the deduction is at an effective annual rate of 0.60% of contract value.

Cost of Insurance Charges
The cost of insurance is deducted annually on the policy anniversary from the Variable Account and varies based on age, sex, and rating class. In general, the cost of insurance charges increase as the insured ages.  Cost of insurance charges result in a redemption of units and are included in withdrawals, surrenders and contract charges in the Statements of Changes in Net
Assets.

6. CONTRACT LOANS

Contract holders are permitted to borrow against the cash value of their accounts. The loan proceeds are deducted from the Variable Account and recorded in the Sponsor’s general account as an asset. Contract loan activity is recorded in the Statements of Changes in Net Assets.

7. INVESTMENT PURCHASES AND SALES

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2020 were as follows:

	Purchases	Sales
CV3	$ 263,246	$ 92,478
CAA	2,469,444	10,809,384
CV6	903,760	194,386
FFT	8,298,575	2,449,020
SIA	658,157	211,052
AAB	194,434	435,658
CV5	1,778,422	1,929,845
CGA	1,156,557	610,611

8. CHANGES IN UNITS OUTSTANDING

The changes in units outstanding for the year ended December 31, 2020 were as follows:

	Units	Units	Net Increase
	Issued	Redeemed	(Decrease)
CAA	1	10,432	(10,431)
FFT	830,137	242,360	587,777
CV6	55,266	10,613	44,653
CV3	20,083	7,438	12,645
CV5	66,407	58,874	7,533
CGA	1,527	798	729
SIA	1,657	520	1,137
AAB	9,147	34,663	(25,516)

The changes in units outstanding for the year ended December 31, 2019 were as follows:

	Units	Units	Net Increase
	Issued	Redeemed	(Decrease)
CAA	103	920	(817)
FFT	2,973	12,837	(9,864)
CV6	6,283	5,505	778
CV3	3,270	9,113	(5,843)
CV5	11,005	61,810	(50,805)
CGA	408	421	(13)
SIA	270	226	44
AAB	2,027	8,606	(6,579)

9. TAX DIVERSIFICATION REQUIREMENTS

Under the provisions of Section 817(h) of the Code, a variable life contract, other than a pension plan contract, is not treated as a life contract for federal tax purposes for any period in which the investments of the segregated asset account on which the contract is based are not adequately diversified.  The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury.  The Sponsor believes that the Variable Account satisfies the current requirements of the regulations, and it intends that the Variable Account will continue to meet such requirements.

10. FINANCIAL HIGHLIGHTS

The summary of units outstanding (some of which may be rounded), unit value (some of which may be rounded), net assets, investment income ratio, expense ratio (excluding expenses of the underlying mutual funds) and the total return, for each of the five years in the period ended December 31, is as follows:

	At December 31			For the year ended December 31
				Investment
		Unit	Net	Income	Expense	Total
	Units	Value	Assets	Ratio[1]	Ratio[2]	Return[3]
CAA
2020	-	$ -	$ -	2.12%	0.60%	(6.63)%
2019	10,431	1,114.302	11,623,281	2.00	0.60	20.41
2018	11,248	925.388	10,408,761	1.47	0.60	(5.10)
2017	12,642	975.121	12,327,474	1.64	0.60	14.94
2016	13,321	848.434	11,301,991	2.24	0.60	4.73

FFT
2020	650,258	9.955	6,473,363	0.04	0.60	(0.29)
2019	62,481	9.984	623,808	1.86	0.60	1.29
2018	72,345	9.856	713,007	1.48	0.60	0.90
2017	84,133	9.768	821,835	0.41	0.60	(0.18)
2016	90,295	9.786	883,604	0.01	0.60	(0.59)

CV6
2020	117,871	19.629	2,313,665	-	0.60	0.54
2019	73,218	19.523	1,429,407	-	0.60	23.33
2018	72,440	15.830	1,146,713	-	0.60	(6.30)
2017	73,427	16.894	1,240,446	-	0.60	13.70
2016	87,952	14.859	1,306,838	-	0.60	12.99

CV3
2020	97,088	14.310	1,389,327	1.69	0.60	8.46
2019	84,443	13.193	1,114,077	2.12	0.60	24.72
2018	90,286	10.578	955,032	2.71	0.60	(17.13)
2017	107,322	12.765	1,369,950	1.92	0.60	26.76
2016	90,546	10.070	911,779	1.57	0.60	(6.56)

CV5
2020	798,248	36.948	29,493,317	-	0.60	33.93
2019	790,715	27.587	21,813,669	-	0.60	35.09
2018	841,520	20.421	17,184,957	-	0.60	(4.52)
2017	908,644	21.387	19,432,996	-	0.60	27.37
2016	964,060	16.791	16,187,196	-	0.60	0.63

CGA
2020	3,764	1,138.647	4,285,869	-	0.60	70.10
2019	3,035	669.551	2,032,086	-	0.60	39.86
2018	3,048	478.641	1,458,898	-	0.60	(2.35)
2017	3,723	490.172	1,824,911	-	0.60	28.48
2016	4,107	381.502	1,566,828	-	0.60	12.07

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31			For the year ended December 31
				Investment
		Unit	Net	Income	Expense	Total
	Units	Value	Assets	Ratio[1]	Ratio[2]	Return[3]
SIA
2020	3,537	$ 420.130	$ 1,485,999	3.87%	0.60%	6.18%
2019	2,400	395.590	949,415	4.01	0.60	9.72
2018	2,356	360.589	849,547	3.57	0.60	(1.01)
2017	2,287	364.255	833,052	3.16	0.60	5.74
2016	2,261	344.487	778,886	11.18	0.60	8.50

AAB
2020	226,962	12.381	2,809,987	2.61	0.60	4.46
2019	252,478	11.852	2,992,413	2.76	0.60	6.10
2018	259,057	11.171	2,893,919	3.01	0.60	1.24
2017	290,688	11.034	3,207,408	2.91	0.60	2.73
2016	293,348	10.741	3,150,756	2.86	0.60	2.09

1 Represents the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. The ratio excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying mutual fund in which the Sub-Accounts invest.

2 Ratio represents the annualized contract expenses of the Sub-Account, consisting primarily of mortality and expense charges. The ratio includes only those expenses that result in a direct reduction to unit values and does not include expenses that are part of the contract holder’s wider insurance product.

3 Ratio represents the total return for the year indicated, including changes in value of the underlying mutual fund, and expenses assessed through the reduction of units.  The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in reduction in the total return presented.